UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BEHRINGER HARVARD OPPORTUNITY REIT II, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 7, 2012

TIME AND DATE:	12:00 p.m. local time on Wednesday, November 7, 2012.

PLACE:	Executive Offices of the Company 15601 Dallas Parkway, Suite 600 Addison, Texas 75001 Directions to the Annual Meeting can be obtained by calling the Shareholder Services Department at 866.655.3650.

ITEMS OF BUSINESS:	(1) To elect six individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

(2) To approve an amendment and restatement of our charter.

(3) To permit the board of directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

(4) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You may vote if you were a stockholder of record as of the close of business on August 13, 2012.

ANNUAL REPORT:	Our 2011 Annual Report, which is not a part of the proxy soliciting material, has been mailed to each of our stockholders of record as of the close of business on May 7, 2012.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:	The Proxy Statement, including a form of proxy, and our 2011 Annual Report to Stockholders are available online at www.behringerharvard.com/proxy.

PROXY VOTING:

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed, postage-paid envelope provided, or by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.

By Order of the Board of Directors,

/s/ Terri Warren Reynolds

Terri Warren Reynolds
Secretary

August 30, 2012

Addison, Texas

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

15601 Dallas Parkway, Suite 600

Addison, Texas 75001

PROXY STATEMENT

2012 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 7, 2012

We are providing these proxy materials in connection with the solicitation by the board of directors of Behringer Harvard Opportunity REIT II, Inc. (“Behringer Harvard Opportunity REIT II,” the “Company,” “we,” “our,” or “us”), a Maryland corporation, of proxies for use at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 7, 2012, at 12:00 p.m. local time at the executive offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 and at any adjournments or postponements thereof for the purposes set forth in the accompanying Notice of 2012 Annual Meeting.

This proxy statement (the “Proxy Statement”), which includes the Notice of the 2012 Annual Meeting, and the accompanying form of proxy, and voting instructions are first being mailed or given to stockholders on or about August 30, 2012.

Annual Report

Our Annual Report for the year ended December 31, 2011, including a copy of our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “SEC”), was mailed to each of our stockholders of record as of the close of business on May 7, 2012.  Stockholders eligible to vote at the Annual Meeting that were not stockholders of record as of the close of business on May 7, 2012 will receive a copy of our Annual Report enclosed with this Proxy Statement.

Our Annual Report on Form 10-K, as filed with the SEC, may be accessed online through the website maintained for us at www.behringerharvard.com or through the SEC’s website at www.sec.gov.  In addition, you may request a copy of our Annual Report by writing or telephoning us at the following address:  15601 Dallas Parkway, Suite 600, Addison, Texas 75001, telephone (866) 655-3600.  If requested by stockholders, we will also provide copies of exhibits to our Annual Report on Form 10-K for a reasonable fee.

Stockholders Entitled to Vote

Holders of our common stock at the close of business on August 13, 2012 (the “Record Date”) are entitled to receive the accompanying notice and to vote their shares at the Annual Meeting.  As of the Record Date, there were [•] shares of our common stock outstanding.  Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD

Your vote is important.  You can save us the expense of a second mailing by voting promptly.

To vote by proxy, simply mark your proxy card, date and sign it, and return it in the pre-addressed, postage-paid envelope provided.  Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person.  If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting.  If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted FOR the election of each of the six nominees named herein, FOR the proposed amendment and restatement of our charter, and FOR the proposal to permit the board to adjourn the meeting, if necessary.  With respect to any other business that may properly come before the stockholders for a vote at the Annual Meeting, your shares will be voted in the discretion of the holders of the proxy.

Required Vote

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting.  If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.  A stockholder may withhold his or her vote in the election of directors or abstain with respect to the proposed amendment and restatement of our charter and the proposal to adjourn the meeting, or each other item submitted for stockholder approval.  Withheld votes, abstentions, and broker non-votes (discussed below) will be counted as present and entitled to vote for purposes of determining the existence of a quorum, but will not be counted as votes cast.

A broker “non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a non-routine proposal because the broker does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.  On July 1, 2009, the SEC eliminated the ability of brokers to exercise discretionary voting in uncontested director elections at stockholder meetings that are held on or after January 1, 2010.  The change prohibits brokers from giving a proxy to vote with respect to an election of directors without receiving voting instructions from a beneficial owner.  Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors at the Annual Meeting.

A majority of the votes represented in person or by proxy at the Annual Meeting and entitled to vote is required for the election of each director, provided a quorum is present.  Withheld votes and broker non-votes will have the effect of a vote against each nominee for director.  Approval of the amended and restated charter requires the affirmative vote of a majority of all votes entitled to be cast at the Annual Meeting, assuming a quorum is present.  Abstentions and broker non-votes will have the effect of a vote against the proposal to amend and restate our charter.  Approval of the proposal to permit the board of directors to adjourn the meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals, requires the affirmative vote of a majority of the votes cast at the Annual Meeting, assuming a quorum is present.  Abstentions and broker non-votes will have the effect of a vote against the proposals to adjourn the meeting, if necessary.

Proxy Voting by Telephone or Internet

Stockholders of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions on their proxy cards.  Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards.  The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded.

Please refer to the enclosed proxy card for instructions.  If you choose not to authorize a proxy by telephone or by Internet, please complete, sign, and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Voting on Other Matters

Our board of directors does not presently intend to bring any business before the Annual Meeting other than the proposal to elect directors, the proposal to amend and restate our charter and the proposal to adjourn the Annual Meeting discussed in this Proxy Statement and specified in the Notice of the 2012 Annual Meeting.  If other matters are properly presented at the Annual Meeting for consideration, and if you properly submit your vote by proxy, the persons named in the proxy will have the discretion to vote on those matters for you.  As of the date of this Proxy Statement, we are not aware of any other matters to be raised at the Annual Meeting.

Revocation of Proxies

You can revoke your proxy at any time before it is voted by:

•                  providing written notice of such revocation to the Secretary of the Company;

•                  signing and submitting a new proxy card with a later date;

•                  authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy will be counted); or

•                  attending and voting your shares in person at the Annual Meeting.  Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

Proxy Solicitation

We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card and any additional solicitation material that we may provide to stockholders.  We have engaged employees of Harvard Property Trust, LLC (“Harvard Property Trust”), an affiliate of our sponsor and advisor, Behringer Harvard Opportunity Advisors II, LLC (“Behringer Harvard Opportunity Advisors II” or our “Advisor”), to assist with the solicitation of proxies in conjunction with the Annual Meeting for an aggregate fee of up to $21,000, plus reasonable out-of-pocket expenses.  Furthermore, we may reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.  Apart from the arrangements with Harvard Property Trust described above, our officers and employees of our Advisor or its affiliates may also solicit proxies, but they will not be paid additional compensation for these services.

Interest of Certain Persons in Matters to Be Acted On

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

QUESTIONS AND ANSWERS REGARDING THE 2012 ANNUAL MEETING

Q:            How do I vote?

A:            You may vote your shares of common stock either in person or by proxy.  Stockholders have the following three options for submitting their votes by proxy: (1) over the Internet; (2) by telephone; or (3) by mail, using the pre-addressed, postage-paid envelope provided with this Proxy Statement.  Please refer to the enclosed proxy card for further voting instructions.  If you attend the Annual Meeting, you also may submit your vote in person, and any previous proxy votes that you submitted, whether by Internet, phone, or mail, will be superseded by the vote that you cast at the Annual Meeting.  If you return your signed proxy card, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals.  In that case, unless you instruct otherwise, your shares of common stock will be voted FOR the nominees for director, FOR the proposal to amend and restate our charter, and FOR the proposal to permit the board to adjourn the meeting, if necessary.  With respect to any other proposals to be voted on, your shares of common stock will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of our executive officers.

Q:            What vote is necessary to constitute a quorum?

A:            Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting.  If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.  A stockholder may withhold his or her vote in the election of directors or abstain with respect to the proposal to amend and restate our charter, the proposal to permit the board to adjourn the meeting, if necessary, and each other item submitted for stockholder approval.  Withheld votes and abstentions will be counted as present and entitled to vote for purposes of determining the existence of a quorum.

Q:            What vote is necessary for action to be taken?

A:            Proposal 1:  To be elected, each nominee for director must receive a majority of the votes present in person or by proxy at the Annual Meeting, assuming a quorum is present.  Withheld votes and broker non-votes will have the effect of a vote against each nominee for director.

Proposal 2:  Approval of the amendment and restatement of our charter requires the affirmative vote of a majority of all votes entitled to be cast at the Annual Meeting, assuming a quorum is present.  Abstentions and broker non-votes will have the effect of a vote against the proposal to amend and restate our charter.

Proposal 3:  Approval of the proposal to permit the board of directors to adjourn the meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals, requires the affirmative vote of a majority of the votes cast at the Annual Meeting, assuming a quorum is present.  Abstentions and broker non-votes will have the effect of a vote against the proposals to adjourn the meeting, if necessary.

Q:            Has the board of directors approved each proposal?

A:            Yes.  The board of directors approved each of the proposals at its meeting on August 8, 2012, and recommends that you vote to approve them.

Q:            Are there any other matters to be presented at the Annual Meeting?

A:            Our board of directors does not presently intend to bring any business before the Annual Meeting other than the proposals discussed in this Proxy Statement and specified in the Notice of the 2012 Annual Meeting, nor have we been notified of any stockholder proposals for consideration at the Annual Meeting.  If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you.  We are not aware of any other matters to be raised at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The board of directors currently consists of six members, four of whom (Andreas K. Bremer, Diane S. Detering-Paddison, Cynthia Pharr Lee, and Jeffrey P. Mayer) have been determined by the board of directors to be “independent” as the term is defined in our charter and the New York Stock Exchange (“NYSE”).  The board of directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2013 Annual Meeting of Stockholders:  Robert M. Behringer, Robert S. Aisner, Andreas K. Bremer, Diane S. Detering-Paddison, Cynthia Pharr Lee, and Jeffrey P. Mayer.  Each nominee currently serves as a director and, if reelected as a director, will continue in office until his or her successor has been elected and qualifies, or until his or her earlier death, removal, resignation or retirement.  The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the six nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.

We expect each nominee for election as a director to be able to serve if elected.  If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the board chooses to reduce the number of directors serving on the board.

The principal occupations and certain other information about the nominees are set forth below.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” ALL NOMINEES TO BE ELECTED AS DIRECTORS

Robert M. Behringer, 64, has served as our Chairman of the Board and a director since our inception in January 2007.  From January 2007 until June 2008, he also served as our Chief Executive Officer and Chief Investment Officer.  He has also served as the sole manager and Chief Executive Officer of Behringer Harvard Holdings, LLC (“Behringer Harvard Holdings”), the indirect parent corporation of our Advisor, since December 2001.  Mr. Behringer has also served as Chairman of the Board and a director of Behringer Harvard REIT I, Inc. (“Behringer Harvard REIT I”) since June 2002, Behringer Harvard Multifamily REIT I, Inc. (“Behringer Harvard Multifamily REIT I”) since January 2007, and Behringer

Harvard Opportunity REIT I, Inc. (“Behringer Harvard Opportunity REIT I”) since November 2004, each a publicly registered REIT, and Behringer Harvard Multifamily REIT II, Inc. (“Behringer Harvard Multifamily REIT II”), a REIT that is still in registration with the SEC, since April 2007.  In addition to overseeing various real estate transactions, as an officer and director of Behringer Harvard sponsored programs and their advisors, Mr. Behringer has overseen the acquisition, structuring and management of various types of real estate-related loans, including mortgages and mezzanine loans.  Since 2002, Mr. Behringer has been a general partner of Behringer Harvard Short-Term Opportunity Fund I LP (“Behringer Harvard Short-Term Opportunity Fund”) and Behringer Harvard Mid-Term Value Liquidating Trust (successor in interest to Behringer Harvard Mid-Term Value Enhancement Fund I LP) (“Behringer Harvard Mid-Term Value Enhancement Fund”), each a publicly registered real estate limited partnership.  Mr. Behringer also controls the general partners of Behringer Harvard Strategic Opportunity Fund I LP (“Behringer Harvard Strategic Opportunity Fund I”) and Behringer Harvard Strategic Opportunity Fund II LP (“Behringer Harvard Strategic Opportunity Fund II”), private real estate limited partnerships.  Since 2001, Mr. Behringer also has been the Chief Executive Officer of the other companies affiliated with Behringer Harvard Holdings.

From 1995 until 2001, Mr. Behringer was Chief Executive Officer of Harvard Property Trust, Inc., a privately-held REIT formed by Mr. Behringer that has been liquidated and that had an asset value of approximately $174 million before its liquidation.  Before forming Harvard Property Trust, Inc., Mr. Behringer invested in commercial real estate as Behringer Partners, a sole proprietorship formed in 1989 that invested in single asset limited partnerships.  From 1985 until 1993, Mr. Behringer was Vice President and Investment Officer of Equitable Real Estate Investment Management, Inc. (now known as Lend Lease Real Estate Investments, Inc.), one of the largest pension fund advisors and owners of real estate in the United States.  While at Equitable, Mr. Behringer was responsible for its General Account Real Estate Assets located in the south-central United States, which included working on mortgage loan ‘‘workouts’’ and restructurings.  The portfolio included institutional-quality office, industrial, retail, apartment and hotel properties exceeding 17 million square feet with a value of approximately $2.8 billion.  Mr. Behringer’s experience at Equitable required him to negotiate unique terms (such as loan length, interest rates, principal payments, loan covenants (i.e., debt to equity ratios), collateral, guaranties and general credit enhancements) for each restructured loan, specifically tailored to the debtor’s particular facts and circumstances and market conditions.  Although Mr. Behringer was a significant participant in acquisitions, management, leasing, redevelopment and dispositions, his primary responsibility was to increase net operating income and the overall value of the portfolio.

Mr. Behringer has over 25 years of experience in real estate investment, management, and finance activities, including, prior to the founding of the Behringer Harvard organization, approximately 140 properties with over 24 million square feet of office, retail, industrial, apartment, hotel and recreational space.  Since the founding of the Behringer Harvard organization and through December 31, 2011, Mr. Behringer’s experience includes over 170 properties, with over 40 million square feet of office, retail, industrial, apartment, hotel and recreational properties.  In addition to being our Chairman of the Board, he is currently the general partner or a co-general partner in several real estate limited partnerships formed for the purpose of acquiring, developing and operating office buildings and other commercial properties located in the United States and other countries, including Germany, the Netherlands, England and Australia.  Mr. Behringer is a Certified Property Manager, Real Property Administrator and Certified Hotel Administrator, holds FINRA Series 7, 24 and 63 registrations and is a member of the Institute of Real Estate Management, the Building Owners and Managers Association, the Urban Land Institute and the Real Estate Council.  Mr. Behringer was also a licensed certified public accountant for over 20 years.  Mr. Behringer received a Bachelor of Science degree from the University of Minnesota.

Our board of directors has concluded that Mr. Behringer is qualified to serve as Chairman of the Board and one of our directors for reasons including his over 25 years of experience in real estate investing and having sponsored numerous public and private real estate programs.  With this background, we believe Mr. Behringer has the depth and breadth of experience to implement our business strategy.  Further, as Chairman of the Board and a director of Behringer Harvard REIT I, Behringer Harvard Multifamily REIT I and Behringer Harvard Opportunity REIT I, he has an understanding of the requirements of serving on a public company board and the leadership experience necessary to serve as the Chairman of the Board of our company.

Robert S. Aisner, 65, served as our Chief Executive Officer from June 2008 to January 2012, as our President from our inception in January 2007 to January 2012, and one of our directors since our inception.  In January 2012, Mr. Aisner was appointed Vice Chairman of the Board.  From January 2007 through June 2008, Mr. Aisner served as our Chief Operating Officer.  In addition, Mr. Aisner has served as President since May 2005, Chief Executive Officer since July 2009 and from June 2008 until May 2009, and a director since June 2003 of Behringer Harvard REIT I.  Mr. Aisner also has served as President from November 2004 to January 2012, Chief Executive Officer from June 2008 to January 2012, and a director since November 2004 of Behringer Harvard Opportunity REIT I, as Chief Executive Officer and a director of Behringer Harvard Multifamily REIT I since August 2006, and as President since April 2007 and Chief Executive Officer since September 2008 of Behringer Harvard Multifamily REIT II.  Mr. Aisner is also Chief Executive Officer of our Advisor and President and Co-Chief Operating Officer of our sponsor, Behringer Harvard Holdings.

Mr. Aisner has over 30 years of commercial real estate experience with acquiring, managing and disposing of properties located in the United States and other countries, including Germany, the Netherlands, England, the Bahamas and Australia.  In addition to Mr. Aisner’s commercial real estate experience, as an officer and director of Behringer Harvard sponsored programs and their advisors, Mr. Aisner has overseen the acquisition, structuring and management of various types of real estate related loans, including mortgages and mezzanine loans.  From 1996 until joining Behringer Harvard in 2003, Mr. Aisner served as: (i) Executive Vice President of AMLI Residential Properties Trust, formerly a New York Stock Exchange-listed REIT that focused on the development, acquisition and management of upscale apartment communities and an advisor and asset manager for institutional investors with respect to their multifamily real estate investment activities; (ii) President of AMLI Management Company, which oversaw all of AMLI’s apartment operations in 80 communities; (iii) President of the AMLI Corporate Homes division that managed AMLI’s corporate housing properties; (iv) Vice President of AMLI Residential Construction, a division of AMLI that performed real estate construction services; and (v) Vice President of AMLI Institutional Advisors, the AMLI division that served as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate activities.  Mr. Aisner also served on AMLI’s Executive Committee and Investment Committee.  From 1994 until 1996, Mr. Aisner owned and operated Regents Management, Inc., which had both a multifamily development and construction group and a general commercial property management group.  Mr. Aisner is a member of the Board of Directors of the Association of Foreign Investors in Real Estate (AFIRE), the Board of Directors of the National Multi-Housing Council (NMHC), the Urban Land Institute (ULI) and the Pension Real Estate Association (PREA).  From 1984 to 1994, Mr. Aisner served as Vice President of HRW Resources, Inc., a real estate development and management company.  Mr. Aisner received a Bachelor of Arts degree from Colby College and a Masters of Business Administration degree from the University of New Hampshire.

Our board of directors has concluded that Mr. Aisner is qualified to serve as one of our directors for reasons including his more than 30 years of commercial real estate experience.  This experience allows him to offer valuable insight and advice with respect to our investments and investment strategies.  In addition, as the Chief Executive Officer of our Advisor and with prior experience as an executive officer of a New York Stock Exchange-listed REIT, Mr. Aisner is able to direct the board of directors to the critical issues facing our company.  Further, as a director of Behringer Harvard REIT I, Behringer Harvard Multifamily REIT I, and Behringer Harvard Opportunity REIT I, he has an understanding of the requirements of serving on a public company board.

Andreas K. Bremer, 55, has served as one of our independent directors since November 2007.  Mr. Bremer currently serves as Executive Vice President of International Capital, LLC, a position he has held since 2005.  Mr. Bremer joined International Capital as its Chief Financial Officer in October 2002.  International Capital specializes in acquisition, disposition, management and administration of commercial investment properties, and Mr. Bremer is responsible for all financial aspects of the company’s operations.  Before joining International Capital, Mr. Bremer was the Chief Financial Officer of ATLASwerks®, a leading communication software company in Dallas.  He acted as a corporate finance consultant for two years at McKinsey & Co. in both the Dallas and New York offices and served as Vice President of Finance and Treasurer at Paging Network, Inc.  Mr. Bremer started his career at COMMERZBANK AG in Germany and spent seven of his 13-year tenure at the company’s New York and Atlanta offices.  Mr. Bremer has over 20 years of financial and general management experience with extensive knowledge of corporate finance and commercial lending both in the United States and other countries, particularly Germany.  He is, as Knight of Justice, is a member of the Order of St. John.  Mr. Bremer received a law degree from the Johannes-Gutenberg University in Mainz, Germany.

Our board of directors has concluded that Mr. Bremer is qualified to serve as one of our directors for reasons including his more than 20 years of financial and general management experience, including international corporate finance and commercial lending.  Mr. Bremer has served in various financial management positions and has significant experience in acquisition, disposition, management, and administration of commercial real estate investments.  In addition, Mr. Bremer’s international background brings a unique perspective to our board.

Diane S. Detering-Paddison, 53, has served as one of our independent directors since June 2009.  In February 2010, Ms. Detering-Paddison was appointed Chief Strategy Officer of Cassidy Turley, one of the nation’s largest commercial real estate service providers.  Prior to joining Cassidy Turley, Ms. Detering-Paddison served as the Chief Operating Officer of ProLogis, an owner, manager, and developer of distribution facilities, from June 2008 until January 2009.  Prior to that, Ms. Detering-Paddison was with CB Richard Ellis and Trammell Crow Company for over twenty years.  During her time there, she served as Senior Vice President, Corporate and Investor Client Accounts from April 2001 until December 2004, Chief Operating Officer, Global Services from January 2005 until December 2006, and President, Global Corporate Services — Client Accounts from December 2006 until May 2008.  Ms. Detering-Paddison was part of a ten member executive team that managed the merger between Trammell Crow Company and CB Richard Ellis in December 2006.  Recently, the Salvation Army named Ms. Detering-Paddison to its national advisory board.  Ms. Detering-Paddison holds a Master of Business Administration degree from the Harvard Graduate School of Business and a Bachelor of Science degree from Oregon State University where she graduated as Valedictorian.

Our board of directors has concluded that Ms. Detering-Paddison is qualified to serve as one of our directors for reasons including her more than 20 years of management experience.  Ms. Detering-Paddison continues to provide advisory and consulting services in her position as Chief Strategy Officer of Cassidy Turley, and, as such, remains in tune with industry trends and issues.  With her background, Ms. Detering-Paddison brings substantial insight and experience with respect to the commercial real estate industry.

Cynthia Pharr Lee, 63, has served as one of our independent directors since November 2007.  Ms. Lee has served as President of C. Pharr & Company, a marketing communications consulting firm since 1993, providing strategic brand, marketing and public relations services to many real estate, construction and design firms, in addition to other corporate clients. Ms. Lee also serves as a member of the board of directors of CEC Entertainment, Inc. (CEC-NYSE) and its audit and compensation committees. A co-founder of Texas Women Ventures Fund, Ms. Lee serves on the Fund’s Investment Advisory Committee and is also a board member of Southwest Venture Forum.  Ms. Lee is a former president of Executive Women of Dallas and former national chairman of the Counselor’s Academy of the Public Relations Society of America.  From May 1989 through February 1993, Ms. Lee was president and chief executive officer of Tracy Locke/Pharr Public Relations, a division of Omnicom (NYSE).  She received her Bachelor of Science degree in English (summa cum laude) and her Master of Arts degree in English from Mississippi State University.

Our board of directors has concluded that Ms. Lee is qualified to serve as one of our directors for reasons including her more than 20 years of management experience in the public relations and marketing communications industry, with significant experience working with commercial real estate and construction firms.  Ms. Lee has also served on the board of directors of a New York Stock Exchange listed company, which allows her to provide valuable knowledge and insight into management issues.  In addition, Ms. Lee’s background complements that of our other board members and brings a unique perspective to our board.

Jeffrey P. Mayer, 56, has served as one of our independent directors since November 2007 and is chairman of our audit committee.  Mr. Mayer is currently a consultant serving the real estate industry and he currently holds the Certified Turnaround Professional designation. He also is the owner of Mayer Financial Consulting, LLC (a Georgia Registered Investment Advisor) and is the firm’s sole Investment Advisor Representative.  This firm was started in 2011 to provide personal financial planning services, primarily to individuals.  From 2000 until 2007, Mr. Mayer was the Chief Financial Officer of ClubCorp, Inc., a holding company that owns and operates premier golf and business clubs and destination golf resorts.  He previously served as Chief Financial Officer of Bristol Hotels & Resorts in Dallas, a position he held from 1996 until the company’s acquisition by Bass PLC in early 2000.  Prior to joining Bristol, he was Corporate Controller at Host Marriott Corporation (formerly Marriott Corporation) and, prior to that, held various senior financial positions at Marriott Corporation.  Mr. Mayer is a member of the Turnaround Management Association and the National Association of Corporate Directors.  He was a board member of the Dallas Children’s Advocacy Center and is chairman of the audit committee.  A graduate of the College of William & Mary, he began his career as an accountant with Arthur Andersen LLP.

Our board of directors has concluded that Mr. Mayer is qualified to serve as one of our directors and as Chairman of our audit committee for reasons including his more than 30 years of accounting and finance experience in the commercial real estate industry.  In particular, Mr. Mayer has served as Chief Financial Officer for two commercial real estate companies and has significant management experience relating to preparing and reviewing financial statements and coordinating with external auditors.  Mr. Mayer continues to provide consulting services to the commercial real estate industry and is in tune with current industry trends and issues.

Independence

As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board.  Our charter currently defines an “independent director” as a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with our sponsor, the Company, our Advisor or any of their affiliates by virtue of (i) ownership of an interest in our sponsor, our Advisor or any of their affiliates, other than the Company, (ii) employment by the Company, our sponsor, our Advisor or any of their affiliates, (iii) service as an officer or director of our sponsor, our Advisor or any of their affiliates, other than as a director of the Company, (iv) performance of services for the Company, other than as a director of the Company, (v) service as a director or trustee of more than three real estate investment trusts, or “REITs,” organized by our sponsor or advised by our Advisor, or (vi) maintenance of a material business or professional relationship with our sponsor, our Advisor or any of their affiliates.  Serving as an independent director of or receiving independent director fees from or owning an interest in a REIT or other real estate program organized by our sponsor or advised or managed by our Advisor or its affiliates shall not, by itself, cause a director to be deemed associated with our sponsor or our Advisor.  A business or professional relationship is considered “material” under our charter if the aggregate annual gross revenue derived by the director from our sponsor, our Advisor and their affiliates exceeds 5% of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.  An indirect association with our sponsor or our Advisor shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the sponsor, our Advisor, any of their affiliates or the Company.

Although our shares are not listed for trading on any national securities exchange and therefore our board of directors is not subject to the independence requirements of the NYSE or any other national securities exchange, our board has evaluated whether our directors are “independent” as defined by the NYSE.  The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that the majority of the members of our board, and each member of our audit committee, compensation committee, and nominating committee, is “independent” as defined by our charter and the NYSE.

Board Leadership Structure and Risk Oversight

Since June 2008, we have operated under a board leadership structure with separate roles for our Chairman of the Board and our Chief Executive Officer.  Mr. Behringer, as our Chairman of the Board, is responsible for setting the agenda for each of the meetings of the board of directors and the annual meetings of stockholders, and Michael J. O’Hanlon, as our Chief Executive Officer, is responsible for the general management of the business, financial affairs and day-to-day operations of the Company.  As our directors continue to have more oversight responsibility, we believe it is beneficial to have a Chairman whose focus is to lead the board and facilitate communication among directors and management.  Accordingly, we believe this structure is the best governance model for the Company and our stockholders.

The Company does not have a lead independent director.  Because our board of directors is small in size and each board member is kept apprised of our business and developments impacting our business, we have not designated a single lead independent director.  A majority of our board is comprised of independent directors.  The agenda for each meeting is set by the Chairman in consultation with the other directors and management.  Each director has complete and open access to our Advisor, property manager and their respective affiliates.  Moreover, our audit committee, compensation committee, and nominating committee are all comprised entirely of independent directors.

The board of directors oversees risk through (1) its review and discussion of regular periodic reports to the board of directors and its committees, including management reports and studies on existing market conditions, leasing activity and property operating data, as well as actual and projected financial results, and various other matters relating to our business, (2) the required approval by the board of directors of all transactions, including, among others, acquisitions and dispositions of properties, financings and the engagement of our Advisor and property manager, (3) the oversight of our business by the audit, compensation, and nominating committees and (4) regular periodic reports from our independent public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes and our internal control over financial reporting.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2011, the board met twelve times.  Each of our independent directors attended all of the meetings of the board and all of the meetings of the committees on which he or she served during 2011.  Messrs. Behringer and Aisner attended eleven and twelve of the board meetings held in 2011, respectively.  We encourage our directors to attend our annual meeting of stockholders.  In 2011, all of our directors attended the annual meeting of stockholders. Our entire board considers all major decisions concerning our business, including any investments we make.  However, our board has established committees so that certain functions can be addressed in more depth than may be possible at a full board meeting.

The board of directors has established three permanent committees: the audit committee; the compensation committee; and the nominating committee.  Each committee is comprised solely of independent directors Andreas K. Bremer, Diane S. Detering-Paddison, Cynthia Pharr Lee, and Jeffrey P. Mayer, each of whom qualifies as “independent” under our charter as well as the NYSE rules and applicable SEC rules.  Each committee has adopted a written charter approved by the board of directors, which can be found on the website maintained for us at www.behringerharvard.com.  During the fiscal year ended December 31, 2011, the audit committee met five times and the nominating committee met two times.  The compensation committee did not meet in 2011.

Audit Committee.  The audit committee’s primary functions are to evaluate and approve the services and fees of our independent registered public accounting firm, to periodically review the independent registered public accounting firm’s independence, to review the Company’s major financial risk exposures and the steps taken to monitor and minimize those exposures and to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process.  Mr. Mayer is the chairman of the audit committee, and our board of directors has determined that Mr. Mayer is an “audit committee financial expert,” as defined by the rules of the SEC.

Compensation Committee.  Our board of directors also has established a compensation committee to assist the board of directors in discharging its responsibility in all matters of compensation practices, including any salary and other forms of compensation for our executive officers and our directors.  Mr. Bremer is the chairman of the compensation committee.  The primary duties of the compensation committee include reviewing all forms of compensation for our executive officers, if we determine to compensate them, and our directors; approving all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares; and advising the board on changes in compensation.  The Company does not have employment agreements with the executive officers and other key personnel of us, our Advisor and its affiliates.  If we determine to hire employees, our compensation committee also would be charged with overseeing our compensation practices with respect to those employees.  Currently, we do not compensate our executive officers, and only our directors who are not employed by us or our affiliates, or by our Advisor or its affiliates, receive compensation for their services to us.  Our executive officers participate in determining the amount of director compensation, and our compensation committee has not engaged any compensation consultants to recommend or otherwise determine the amount or form of director compensation.  The compensation committee also administers our 2007 Amended and Restated Incentive Award Plan (the “Incentive Award Plan”).

Nominating Committee.  The nominating committee recommends nominees to serve on our board of directors.  The nominating committee will consider nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in Section 2.13 of our Bylaws.  Generally, this requires that the stockholder send certain information about the nominee to our corporate secretary between 120 and 150 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year.  Because our directors take a critical role in guiding our strategic direction and overseeing our management, board candidates must demonstrate broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, and personal integrity and judgment.  In addition, directors must have time available to devote to board activities and to enhance their knowledge of our industry.  The nominating committee is responsible for assessing the appropriate mix of skills and characteristics required of board members in the context of the perceived needs of the board at a given point in time and shall periodically review and recommend for approval by the board any updates to the criteria as deemed necessary.  Diversity in personal background, race, gender, age and nationality for the board as a whole is taken into account in considering individual candidates.  The nominating committee seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board.  The nominating committee assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the board’s collective skill set that should be addressed in the nominating process.  The nominating committee has determined that the composition of the current board of directors satisfies its diversity objectives.

The nominating committee will evaluate the qualifications of each director candidate against the criteria described above in making its recommendation to the board concerning nominations for election or reelection as a director. The process for evaluating candidates recommended by our stockholders pursuant to Section 2.13 of our Bylaws is no different than the process for evaluating other candidates considered by the nominating committee.  The nominees to be considered for membership to the board of directors at this Annual Meeting were recommended and nominated by the nominating committee on August 8, 2012 and approved by the full board.  Ms. Lee is the chairman of the nominating committee.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors.  Such parties can contact the board by mail at:  Chairperson of the Behringer Harvard Opportunity REIT II, Inc. Audit Committee, 5600 W. Lovers Lane, Suite 116, No. 139, Dallas, Texas 75209-4330.  The Chairperson of the audit committee will receive all communications made by this means and will relay all communications to the board of directors.

Code of Ethics

Our board of directors has adopted a Code of Business Conduct Policy that is applicable to all members of our board of directors, our executive officers and employees of our Advisor and its affiliates.  We have posted the policy on the website maintained for us at www.behringerharvard.com.  If, in the future, we amend, modify or waive a provision in the Code of Business Conduct Policy, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by promptly posting such information on the website maintained for us as necessary.

Directors’ Compensation

We pay each of our independent directors an annual retainer of $25,000.  In addition, we pay the chairperson of the audit committee an annual retainer of $10,000 and the chairpersons of our nominating and compensation committees annual retainers of $5,000 each.  These retainers are payable quarterly in arrears.  In addition, we pay each non-employee director (a) $1,000 for each board of directors or committee meeting attended in person, (b) $500 for each board of directors or committee meeting attended by telephone, and (c) $500 for each written consent considered by the director.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of our board of directors.  If a director is also an employee of us, or an employee of our Advisor or its affiliates, we do not pay compensation for services rendered as a director.

Director Compensation Table

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2011:

Name	Fees Earned or Paid in Cash ($)
Robert M. Behringer	—
Robert S. Aisner	—
Andreas K. Bremer	$48,000	(1)
Diane S. Detering-Paddison	$42,500	(2)
Cynthia Pharr Lee	$46,500	(3)
Jeffrey P. Mayer	$54,500	(4)

(1)           Includes payment of $12,500 in 2011 for services rendered in 2010.

(2)           Includes payment of $10,750 in 2011 for services rendered in 2010.

(3)           Includes payment of $11,500 in 2011 for services rendered in 2010.

(4)           Includes payment of $13,250 in 2011 for services rendered in 2010.

Incentive Award Plan

Our Incentive Award Plan was approved by the board of directors and stockholders on December 19, 2007.  The Incentive Award Plan is administered by our compensation committee and provides for equity awards to our employees, directors and consultants and those of our Advisor and its affiliates.  The Incentive Award Plan authorizes the grant of non-qualified and incentive stock options, restricted stock awards, restricted stock units, stock appreciation rights, dividend equivalents and other stock-based awards.  A total of 10,000,000 shares have been authorized and reserved for issuance under our Incentive Award Plan.  No awards have been issued under the Incentive Award Plan, and we currently have no plans to issue any awards under the Incentive Award Plan.

Equity Compensation Plan Information

The following table gives information regarding our equity compensation plans as of December 31, 2010:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	10,000,000	*
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	10,000,000	*

(*)         All shares authorized for issuance pursuant to awards not yet granted under the Incentive Award Plan.

Executive Officers

In addition to Robert M. Behringer and Robert S. Aisner, as of August 13, 2012 the following individuals serve as our executive officers:

Michael J. O’Hanlon, 60, was elected our Chief Executive Officer and President in January 2012.  Mr. O’Hanlon also serves as Chief Executive Officer and President of several other Behringer Harvard sponsored programs, including Behringer Harvard Opportunity REIT I.  Prior to his appointment as an officer of the Company, Mr. O’Hanlon was an independent director of Behringer Harvard Multifamily REIT II from September 2011 through December 2011.  From September 2010 to December 2011, Mr. O’Hanlon was President and Chief Operating Officer of Billingsley Company, a major Dallas, Texas based owner, operator and developer that has interests in commercial office, industrial, retail, and multifamily properties.  From November 2007 to October 2009, Mr. O’Hanlon served as Chief Executive Officer and President for Inland Western Retail Real Estate Trust, Inc., a public non-traded REIT, where he was responsible for an $8.5 billion national retail and office portfolio consisting of 335 properties and 51 million square feet.  From January 2005 to October 2007, Mr. O’Hanlon served as head of Asset Management for Inland Real Estate Group of Companies.  In total, Mr. O’Hanlon has over 30 years of management experience with public and private firms with commercial real estate portfolios, with a broad range of responsibilities including overseeing acquisitions, dispositions, restructurings, joint ventures and capital raising, and with experience with a diverse group of real estate-related investments including multifamily and debt-related investments.  Mr. O’Hanlon received a Masters of Business Administration, Finance-Money and Financial Markets degree in 1979 from Columbia University Graduate School of Business. Mr. O’Hanlon has also received a Bachelor of Science, Accounting degree in 1973 from Fordham University.  Mr. O’Hanlon has served and been an active member of the Real Estate Roundtable, NAREIT, ICSC and ULI.

Andrew J. Bruce, 40, was elected our Chief Financial Officer in January 2012.  Mr. Bruce also serves as Chief Financial Officer of Behringer Harvard Opportunity REIT I and as the Senior Vice President—Capital Markets for Behringer Harvard, a role he has held since March 2006.  He is responsible for managing the financing activities for the Behringer Harvard programs, including the structuring and placement of commercial debt for new acquisitions and developments, for the refinancing of existing debt, debt restructurings, and for fund level credit facilities.  Prior to joining Behringer Harvard, from 1994 to early 2006, Mr. Bruce worked for AMLI Residential Properties Trust in Dallas and in Chicago.  While at AMLI, Mr. Bruce was responsible for placing AMLI’s secured and unsecured debt and for overseeing the underwriting projections for new development and co-investment projects.  Mr. Bruce holds a Masters in Business Administration degree from the University of Chicago, and a CPA designation.  Mr. Bruce graduated from Western Michigan University with a Bachelor of Business Administration degree.  Associations that Mr. Bruce is currently affiliated with include ULI (Full Member and Inner-City Council Leader), NAREIT, and Family Gateway Affordable Housing, Inc. where he serves as a board member and Vice Chairman.

M. Jason Mattox, 36, has served as our Executive Vice President since March 2006.  Mr. Mattox also serves as an Executive Vice President of our Advisor and serves in these and similar executive capacities with other entities sponsored by Behringer Harvard Holdings, including Behringer Harvard REIT I, Behringer Harvard Multifamily REIT II,

Behringer Harvard Opportunity REIT I and Behringer Harvard Multifamily REIT I.  From 1997 until joining Behringer Harvard in 2002, Mr. Mattox served as a Vice President of Harvard Property Trust, Inc. and became a member of its Investment Committee in 1998.  From 1999 until 2001, Mr. Mattox served as Vice President of Sun Resorts International, Inc., a recreational property investment company, coordinating marina acquisitions throughout the southern United States and the U.S. Virgin Islands.  From 1999 until 2001, in addition to providing services related to investing, acquisition, disposition and operational activities, Mr. Mattox served as an asset manager with responsibility for over one million square feet of Harvard Property Trust, Inc.’s commercial office assets in Texas and Minnesota, overseeing property performance, management offices, personnel and outsourcing relationships.  Mr. Mattox is a continuing member of the Building Owners and Managers Association and the National Association of Industrial and Office Properties.  Mr. Mattox holds FINRA Series 7, 24 and 63 registrations.  Mr. Mattox received a Bachelor of Business Administration degree, with honors, and a Bachelor of Science degree, cum laude, from Southern Methodist University.

Michael D. Cohen, 37, has served as our Executive Vice President since October 2011.  Mr. Cohen also serves as Executive Vice President of Behringer Harvard Holdings and Executive Vice President—International Platform of Harvard Property Trust.  Mr. Cohen also works closely with Behringer Securities LP, a subsidiary of Behringer Harvard, to develop institutional investments and manage relationships with the company’s institutional investors.  Mr. Cohen joined Behringer Harvard in 2005 from Crow Holdings, the investment office of the Trammell Crow Company, where he concentrated on the acquisition and management of the firm’s office, retail, and hospitality assets.  Mr. Cohen began his career in 1997 at Harvard Property Trust and Behringer Partners, predecessor companies to Behringer Harvard.  He received a Bachelor of Business Administration degree from the University of the Pacific in Stockton, California, and a Masters degree in Business and Finance from Texas Christian University in Fort Worth, Texas. He is a member of the Association of Foreign Investors in Real Estate.

Executive Compensation

Our executive officers do not receive compensation from us for services rendered to us.  Our executive officers are also officers of Behringer Harvard Opportunity Advisors II and its affiliates and are compensated by these entities, in part, for their services to us.  We neither separately compensate our executive officers nor reimburse our Advisor for any compensation paid to its employees who also serve as our executive officers, other than through the general fees and expense reimbursements we pay to them under the advisory management agreement.  As a result, we do not have, and our compensation committee has not considered, a compensation policy or program for our executive officers and have not included a “Compensation Discussion and Analysis,” or compensation committee report, in this Proxy Statement.  See “Certain Transactions” below for a discussion of the fees paid to and services provided by our Advisor and its affiliates.

If we determine to compensate our named executive officers in the future, the compensation committee will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee served as an officer or employee of the Company or any of our subsidiaries during the fiscal year ended December 31, 2011 or formerly served as an officer of the Company or any of our subsidiaries.  In addition, during the fiscal year ended December 31, 2011, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers or directors serving as a member of our board of directors or compensation committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company.  These specified time frames require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation.  Reporting persons are required to furnish us with copies of all Section 16(a) forms filed with the SEC.  Based solely on a review of the copies of such forms furnished to the Company during and with respect to the fiscal year ended December 31, 2011, or written representations that no additional forms were required, to the best of our knowledge all required Section 16(a) filings were timely and correctly made by reporting persons during 2011.

OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of August 13, 2012 regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, each of our executive officers, and our directors and executive officers as a group.  The address for each of the persons named in the following table is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Robert M. Behringer (2)	22,471	*
Robert S. Aisner (3)	—	—
Michael J. O’Hanlon	—	—
Andrew J. Bruce	—	—
M. Jason Mattox (4)	—	—
Michael D. Cohen	—	—
Andreas K. Bremer	—	—
Diane S. Detering-Paddison	—	—
Cynthia Pharr Lee	—	—
Jeffrey P. Mayer	—	—
All directors and executive officers as a group (ten persons) (5)	22,471	*

*                 Represents less than 1%

(1)         Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days following August 13, 2012.  Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)         Includes 22,471 shares of common stock owned by Behringer Harvard Holdings.  It does not include 1,000 shares of convertible stock owned by Behringer Harvard Holdings.  As of August 13, 2012, Mr. Behringer controlled the disposition of approximately 40% of the outstanding limited liability company interests and the voting of 85% of the outstanding limited liability company interests of Behringer Harvard Holdings.

(3)         Does not include 22,471 shares of common stock and 1,000 shares of convertible stock owned by Behringer Harvard Holdings.  Mr. Aisner controls the disposition of 4% of the limited liability company interests in Behringer Harvard Holdings.  Mr. Behringer has the right to vote Mr. Aisner’s interest in Behringer Harvard Holdings.

(4)         Does not include 22,471 shares of common stock and 1,000 shares of convertible stock owned by Behringer Harvard Holdings.  Mr. Mattox controls the disposition of 1.5% of the limited liability company interests in Behringer Harvard Holdings.  Mr. Behringer has the right to vote Mr. Mattox’s interest in Behringer Harvard Holdings.

(5)         Does not include 1,000 shares of convertible stock owned by Behringer Harvard Holdings.  The actual number of shares of common stock issuable upon conversion of the convertible stock is indeterminable at this time.

AUDIT COMMITTEE REPORT

The audit committee of the board of directors of Behringer Harvard Opportunity REIT II, Inc. (the “Company”) reviews the Company’s financial reporting process on behalf of the board of directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the audit committee has met and held discussions with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, regarding the fair and complete presentation of the Company’s results of operations.  The audit committee has discussed significant accounting policies applied by the Company in its audited financial statements, as well as alternative treatments.  Management represented to the audit committee that the Company’s audited consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The audit committee discussed with the independent registered public accounting firm matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the audit committee has discussed with the independent registered public accounting firm its independence from the Company and its management, including its Advisor and its affiliates, including the matters in the written disclosures and the letter provided to the audit committee by the independent registered public accounting firm as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence.  The audit committee has concluded that the independent registered public accounting firm is independent from the Company.

The audit committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.  The audit committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the SEC.  In addition, the audit committee has selected and the board of directors has ratified the selection of the Company’s independent registered public accounting firm.  The following independent directors, who constitute the audit committee, provide the foregoing report.

AUDIT COMMITTEE:

Jeffrey P. Mayer, Chairman
Andreas K. Bremer
Diane S. Detering-Paddison
Cynthia Pharr Lee

The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”) has served as our independent registered public accounting firm since 2007.  Our management believes that Deloitte is knowledgeable about our operations and accounting practices and well qualified to act as our independent registered public accounting firm.  The audit committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests.  Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

One or more representatives of Deloitte have been invited and are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional services rendered by our independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) for the years ended December 31, 2011 and 2010 ($ in thousands):

	2011	2010
Audit Fees(1)	$386	$323
Audit-Related Fees(2)	238	284
Tax Fees(3)	7	5
All Other Fees	—	—
Total Fees	$631	$612

(1) Audit fees consist principally of fees for the audit of our annual consolidated financial statements and review of our consolidated financial statements included in our quarterly reports on Form 10-Q.

(2) Audit-related fees consist of professional services performed in connection with a review of registration statements, as amended, for the public offerings of our common stock audits and reviews of historical financial statements for property acquisitions (including compliance with the requirements of Rules 3-05, 3-06, 3-09 or 3-14) and Sarbanes-Oxley Act, Section 404 advisory services.

(3) Tax fees consist principally of assistance with matters related to tax compliance, tax planning and tax advice.

Our audit committee considers the provision of these services to be compatible with maintaining the independence of Deloitte & Touche LLP.

Audit Committee’s Pre-Approval Policies and Procedures

Our audit committee must approve any fee for services to be performed by the Company’s independent registered public accounting firm in advance of the service being performed.  For proposed projects using the services of the Company’s independent registered public accounting firm that are expected to cost under $100,000, our audit committee will be provided information to review and must approve each project prior to commencement of any work.  For proposed projects using the services of the Company’s independent registered public accounting firm that are expected to cost $100,000 and over, our audit committee will be provided with a detailed explanation of what is being included, and asked to approve a maximum amount for specifically identified services in each of the following categories: (1) audit fees; (2) audit-related fees; (3) tax fees; and (4) all other fees for any services allowed to be performed by the independent registered public accounting firm.  If additional amounts are needed, our audit committee must approve the increased amounts prior to the previously approved maximum being reached and before the work may continue.  Approval by our audit committee may be made at its regularly scheduled meetings or otherwise, including by telephonic or other electronic communications.  The Company will report the status of the various types of approved services and fees, and cumulative amounts paid and owed, to our audit committee on a regular basis.  Our audit committee has considered the independent registered public accounting firm’s non-audit services provided to the Company and has determined that such services are compatible with maintaining its independence.

Our audit committee approved all of the services provided by, and fees paid to, Deloitte & Touche LLP during the years ended December 31, 2011 and 2010.

CERTAIN TRANSACTIONS

Policies and Procedures for Transactions with Related Persons

We do not currently have written formal policies and procedures for the review, approval or ratification of transactions with related persons, as defined by Item 404 of Regulation S-K of the Securities Exchange Act of 1934, as amended.  Under that definition, transactions with related persons are transactions in which we were or are a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest.  Related parties include any executive officers, directors, director nominees, beneficial owners of more than 5% of our voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has a 10% or greater beneficial ownership interest.

However, in order to reduce or eliminate certain potential conflicts of interest, our charter contains a number of restrictions relating to (1) transactions we enter into with our Advisor and its affiliates, (2) certain future offerings, and (3) allocation of investment opportunities among affiliated entities.  As a general rule, any related party transactions must be approved by a majority of the directors (including a majority of independent directors) not otherwise interested in the transaction.  In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

Related Party Transactions

The Advisor and certain of its affiliates receive fees and compensation in connection with the Offerings, and in connection with the acquisition, management, and sale of our assets.

During our public offerings, Behringer Securities LP (“Behringer Securities”), the dealer manager for our offerings and an affiliate of our Advisor, received commissions of up to 7% of gross offering proceeds.  Behringer Securities reallowed 100% of selling commissions earned to participating broker-dealers.  In addition, we paid Behringer Securities a dealer manager fee of up to 2.5% of gross offering proceeds.  Pursuant to separately negotiated agreements, Behringer Securities could reallow a portion of its dealer manager fee in an aggregate amount up to 2% of gross offering proceeds to broker-dealers participating in the offerings; provided, however, that Behringer Securities could reallow, in the aggregate, no more than 1.5% of gross offering proceeds for marketing fees and expenses, conference fees and non-itemized, non-invoiced due diligence efforts and no more than 0.5% of gross offering proceeds for out-of-pocket and bona fide, separately invoiced due diligence expenses incurred as fees, costs or other expenses from third parties.  Further, in special cases pursuant to separately negotiated agreements and subject to applicable limitations imposed by the Financial Industry Regulatory Authority, Behringer Securities could use a portion of its dealer manager fee to reimburse certain broker-dealers participating in the offerings for technology costs and expenses associated with the offerings and costs and expenses associated with the facilitation of the marketing and ownership of our shares by such broker-dealers’ customers.  No selling commissions, dealer manager fees or organization and offering expenses were paid for sales under the distribution reinvestment plan.  For the year ended December 31, 2011, Behringer Securities earned selling commissions and dealer manager fees of $1.6 million and $0.6 million, respectively.  For the three months ended March 31, 2012, Behringer Securities earned selling commissions and dealer manager fees of $0.4 million and $0.2 million, respectively.

We reimbursed the Advisor or its affiliates for any organization and offering expenses (other than selling commissions and the dealer manager fee) incurred on our behalf in connection with the primary offering component of the offerings.  The total we were required to remit to the Advisor for organization and offering expenses (other than selling commissions and the dealer manager fee) was limited to 1.5% of the gross proceeds raised in the completed primary offering components of the offerings as determined upon completion of the offerings.  The Advisor or its affiliates determined the amount of organization and offering expenses owed based on specific invoice identification, as well as an allocation of costs to us and other Behringer Harvard programs, based on respective equity offering results of those entities in offering.

In connection with our initial public offering, we reimbursed the Advisor for $7.5 million of organization and offering expenses (other than selling commissions and dealer manager fees) that it had incurred on our behalf since January 1, 2009.  On October 9, 2009, the Advisor waived the reimbursement of $3.5 million of organization and offering expenses (other than selling commissions and the dealer manager fee) the Advisor incurred on our behalf through December 31, 2008.  The Advisor wrote off the $3.5 million of organization and offering expenses in the fourth quarter of 2009, which reduced the outstanding balance payable to affiliates and increased our additional paid-in capital.  On July 5, 2011, in connection with our follow-on public offering, we entered into the Third Amended and Restated Advisory Management

Agreement with the Advisor.  Pursuant to the Third Amended and Restated Advisory Management Agreement, we would not reimburse the Advisor for any additional organization and offering expenses (other than selling commissions and the dealer manager fee) incurred on our behalf until the completion of our follow-on offering.

Upon completion of the follow-on offering, the Advisor is required to reimburse us to the extent that the total amount spent on organization and offering expenses (other than selling commissions and the dealer manager fee) in the offerings exceeds 1.5% of the gross proceeds raised in the primary component of the offerings.  Based on our current review of projected gross proceeds from our offerings, we have booked a receivable from the Advisor for approximately $3.9 million of organization and offering expenses that were previously reimbursed to the Advisor.  We expect to receive payment from the Advisor for this receivable during the first quarter of 2013.

Since our inception through March 31, 2012, approximately $16.4 million of organization and offering expenses was incurred by the Advisor or its affiliates on our behalf.  Of this amount, $7.5 million has been reimbursed by us.  As of March 31, 2012, we had no amounts payable to the Advisor for organization and offering expenses.

The Advisor or its affiliates will also receive acquisition and advisory fees of 2.5% of the amount paid and/or in respect of the purchase, development, construction, or improvement of each asset we acquire, including any debt attributable to those assets.  The Advisor and its affiliates will also receive acquisition and advisory fees of 2.5% of the funds advanced in respect of a loan or other investment.  We incurred acquisition and advisory fees payable to the Advisor of $2.3 million for the year ended December 31, 2011.  We incurred no acquisition and advisory fees payable to the Advisor for the three months ended March 31, 2012.

The Advisor or its affiliates also receive an acquisition expense reimbursement in the amount of 0.25% of (i) the funds paid for purchasing an asset, including any debt attributable to the asset, (ii) the funds for development, construction, or improvement in the case of assets that we acquire and intend to develop, construct, or improve, and (iii) the funds advanced in respect of a loan or other investment.  In addition, to the extent the Advisor or its affiliates directly provide services formerly provided or usually provided by third parties, including, without limitation, accounting services related to the preparation of audits required by the SEC, property condition reports, title services, title insurance, insurance brokerage or environmental services related to the preparation of environmental assessments in connection with a completed investment, the direct employee costs and burden to the Advisor of providing these services will be acquisition expenses for which we will reimburse the Advisor.  We also pay third parties, or reimburse the Advisor or its affiliates, for any investment-related expenses due to third parties in the case of a completed investment, including, but not limited to, legal fees and expenses, travel and communication expenses, costs of appraisals, accounting fees and expenses, third party brokerage or finder’s fees, title insurance, premium expenses, and other closing costs.  In addition, acquisition expenses for which we will reimburse the Advisor, include any payments made to (i) a prospective seller of an asset, (ii) an agent of a prospective seller of an asset, or (iii) a party that has the right to control the sale of an asset intended for investment by us that are not refundable and that are not ultimately applied against the purchase price for such asset.  Except as described above with respect to services customarily or previously provided by third parties, the Advisor is responsible for paying all of the expenses it incurs associated with persons employed by the Advisor to the extent that they are dedicated to making investments for us, such as wages and benefits of the investment personnel.  The Advisor and its affiliates are also responsible for paying all of the investment-related expenses that we or the Advisor or its affiliates incur that are due to third parties or related to the additional services provided by the Advisor as described above with respect to investments we do not make, other than certain non-refundable payments made in connection with any acquisition.  For the year ended December 31, 2011, we incurred acquisition expense reimbursements of $0.2 million.  We incurred no acquisition expense reimbursements for the three months ended March 31, 2012.

We pay the Advisor or its affiliates a debt financing fee of 1% of the amount available under any loan or line of credit made available to us.  It is anticipated that the Advisor will pay some or all of these fees to third parties with whom it subcontracts to coordinate financing for us.  We incurred debt financing fees of $0.6 million for the year ended December 31, 2011.  We incurred no debt financing fees for the three months ended March 31, 2012.

We pay the Advisor or its affiliates a development fee in an amount that is usual and customary for comparable services rendered to similar projects in the geographic market of the project if such affiliate provides the development services and if a majority of our independent directors determines that such development fee is fair and reasonable and on terms and conditions not less favorable than those available from unaffiliated third parties. We incurred no such fees for the year ended December 31, 2011 or the three months ended March 31, 2012.

We pay our property manager and affiliate of the Advisor, Behringer Harvard Opportunity II Management Services, LLC (“BHO II Management”), or its affiliates, fees for the management, leasing, and construction supervision of our properties.  Property management fees are 4.5% of the gross revenues of the properties managed by BHO II

Management or its affiliates, plus leasing commissions based upon the customary leasing commission applicable to the same geographic location of the respective property.  In the event that we contract directly with a third-party property manager in respect of a property, BHO II Management or its affiliates receives an oversight fee equal to 0.5% of the gross revenues of the property managed.  In no event will BHO II Management or its affiliates receive both a property management fee and an oversight fee with respect to any particular property.  In the event we own a property through a joint venture that does not pay BHO II Management directly for its services, we will pay BHO II Management a management fee or oversight fee, as applicable, based only on our economic interest in the property.  We incurred and expensed property management fees or oversight fees to BHO II Management of approximately $0.3 million and $0.1 million for the year ended December 31, 2011 and the three months ended March 31, 2012, respectively.

We pay the Advisor or its affiliates a monthly asset management fee of one-twelfth of 1.0% of the sum of the higher of the cost or value of each asset.  For the year ended December 31, 2011 and the three months ended March 31, 2012, we expensed $2.9 million and $0.7 million of asset management fees, respectively.

We reimburse the Advisor or its affiliates for all expenses paid or incurred by the Advisor in connection with the services provided to us, subject to the limitation that we will not reimburse the Advisor for any amount by which our operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of: (i) 2% of our average invested assets, or (ii) 25% of our net income determined without reduction for any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of our assets for that period.  Notwithstanding the above, we may reimburse the Advisor for expenses in excess of this limitation if a majority of our independent directors determines that such excess expenses are justified based on unusual and non-recurring factors.  For the year ended December 31, 2011 and the three months ended March 31, 2012, we incurred and expensed such costs for administrative services of $1.1 million and $0.3 million, respectively.

We are dependent on Behringer Securities, the Advisor, and BHO II Management for certain services that are essential to us, including the sale of shares of our common stock, asset acquisition and disposition decisions, property management and leasing services, and other general administrative responsibilities.  In the event that these companies were unable to provide us with their respective services, we would be required to obtain such services from other sources.

PROPOSAL 2

AMENDMENT AND RESTATEMENT OF OUR CHARTER

Background

We conducted an initial public offering of shares of our common stock from January 2008 to July 2011, followed by a second public offering of our shares that terminated in March 2012.  Because shares of our common stock are not listed on a national securities exchange, and were not expected to be listed in connection with our public offerings of shares of our common stock, we were required to register our public offerings with the state securities administrators in each state in which we desired to offer securities for sale.  In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. or the NASAA REIT Guidelines. Because we are a real estate investment trust or REIT, a number of states where we wished to offer securities for sale required us to comply with the NASAA REIT Guidelines.  As a result, our current charter includes a number of limitations that are imposed by the NASAA REIT Guidelines.  As we ceased raising capital in a primary public offering in March 2012 and do not intend to raise capital in such a manner in the future, our board of directors believes that it would be in the best interest of the Company to remove some of these NASAA-mandated limitations because they impose an administrative burden on the Company and could put us at a competitive disadvantage relative to our competitors whose charters do not contain these restrictions.

Principal Changes

The following discussion summarizes the principal changes we are asking our stockholders to approve in connection with the amendment and restatement of our charter.  This summary description is qualified in its entirety by the complete text of the Third Articles of Amendment and Restatement (the “Third Articles”), which is attached as Exhibit A and which has been marked to show the proposed changes from our existing charter as Exhibit B.  Following this summary discussion is a bullet-point discussion noting each specific change we expect to make to our charter if this proposal is approved by our stockholders.

Provisions Regarding Our Advisor and its Affiliates

Our current charter requires our board of directors to supervise the Advisor and in connection therewith to consider specific factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Company’s assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its affiliates through their relationship with the Company, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Company’s assets, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account.  The Third Articles remove these specific factors and instead only require the board to consider factors that it deems relevant.  We believe this change permits our board of directors the maximum flexibility to consider our relationship with the Advisor.

Our current charter also contains numerous provisions that limit our ability to engage in specific transactions with the Advisor, the sponsor or their respective affiliates.  In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by a majority of our directors (including a majority of our independent directors).  These provisions address a number of transactions including joint ventures, sales and leases to and from us, loans to and from us, as well as general restrictions on affiliated transactions with the Advisor and its affiliates.  In order to streamline the approval process for affiliated transactions, our Third Articles remove these specific, related-party approval provisions and instead include one general provision on affiliated transactions that requires affiliated transaction be approved by a majority of the directors (including a majority of the independent directors) not otherwise interested in the transaction as fair and reasonable to the Company and the stockholders.  In addition the Third Articles remove the requirement that a majority of the independent directors approve certain matters to which certain sections of the NASAA REIT Guidelines apply.

Our board of directors does not believe that the removal of these transaction specific approvals related to the Advisor and its affiliates will have an adverse effect on us because we will retain the requirement that any affiliated transaction be effected only if the majority of the directors (including a majority of the independent directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and the stockholders.

Provision Regarding Quorum

As required by the NASAA REIT Guidelines, our current charter provides that a quorum shall be the presence in person or by proxy of stockholders entitled to cast 50% of all of the votes entitled to be cast at a stockholder meeting.  The Third Articles remove the quorum requirement from our charter.  If the Third Articles are approved, we intend to include the quorum requirement only in our bylaws and to amend our bylaws so that a quorum is 40% of all the votes entitled to be cast at a stockholder meeting.  A lower quorum threshold to transact business at a stockholder meeting will reduce the cost and administrative burden to the Company in connection with obtaining a quorum at stockholder meetings.  We believe this change is in the best interest of the Company; however, by removing the quorum requirement from our charter and including it in our bylaws, our board of directors will have the exclusive power to change our quorum requirement.  This will permit our board of directors to decrease our quorum requirement in order to counter someone who solicits proxies and then withholds them to try to defeat a quorum and prevent the transaction of company business.

Provisions Regarding Roll-ups

Section 13.2 of our charter imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”).  Among other protections, an appraisal of the Company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction and meeting certain other requirements must be obtained from an independent expert in connection with any roll-up transaction.  Stockholders who vote against any proposed roll-up transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining as stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to the their proportionate share of the appraised value of the Company.  In addition, the Company is prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to stockholders of the Company.  Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by the Company.  If the Third Articles are approved and our stockholders vote to approve a roll-up transaction, our stockholders will no longer receive the benefit of these protections.  However, stockholder approval will continue to be required for us to effect a roll-up transaction.  We recommend this change to increase our flexibility to enter into a roll-up transaction that our board of directors and our stockholders may believe to be in our best interest.

Provisions Regarding Exculpation and Indemnification

Our current charter provides for exculpation of our officers and directors, and provides for indemnification of our officers and directors and the Advisor and its affiliates, but contains certain limits on our ability to indemnify and exculpate consistent with the limitations set forth in the NASAA REIT Guidelines.  In order to conform our charter more closely with those of our competitor REITs who are listed on an exchange, and to retain and recruit qualified and experienced officers and directors, we are proposing to remove these limitations and instead provide that we shall exculpate and indemnify our officers and directors to the maximum extent permitted by Maryland law.  Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.  These amended provisions will provide our directors and officers with broader and more comprehensive exculpation and indemnification rights.  Consistent with these amendments, the Third Articles also remove the requirement that any director and officer insurance purchased by the Company be consistent with the restrictions on indemnification imposed by the NASAA REIT Guidelines.

Although we believe that this change will improve our ability to retain and attract qualified directors and officers, the proposed charter amendment does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct as a result of negligence or misconduct (as to our non-independent directors) and gross negligence or intentional misconduct (as to our independent directors) or from our officers if they fail to satisfy their duties under Maryland law.  In addition, the proposed charter amendment would provide for indemnification of our directors and officers and permit indemnification of the Advisor and its affiliates in circumstances where indemnification is currently limited by our charter.  The reduced ability to recover from directors and officers and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions prior to the date of the charter amendment.  The proposed charter amendment also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our directors or officers.

In addition to providing our directors and officers with additional rights with respect to exculpation and indemnification, removing these limitations from our charter will also permit us to indemnify our Advisor to the maximum extent permitted by Maryland law, including for acts or omissions prior to the date of the charter amendment.  To date, we have not agreed to expand the indemnification of our Advisor beyond that permitted by the NASAA REIT Guidelines; however, the proposed charter amendment does increase the risk that we might agree (i) to indemnify the Advisor for certain losses that we would not be permitted to indemnify the Advisor for under our current charter and (ii) to advance and bear the Advisor’s defense costs in circumstances where our current charter would not permit such advancement.

Provisions Regarding Access to Reports and Stockholder List

The Third Articles remove provisions relating to stockholders’ ability to receive reports from the Company and access a stockholder list.  Each of these provisions were included in our charter to meet requirements imposed by the NASAA REIT Guidelines and are not consistent with the charters of other Maryland corporations which generally rely on Maryland law and their bylaws to govern access to a stockholder list and reports to stockholders.  If the Third Articles are approved, we will no longer be subject to a charter requirement to distribute an annual report with the following information specified by the NASAA REIT Guidelines:  the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the Company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the Company are in the best interests of our stockholders and the basis for such determination.  As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs.  Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the SEC.

In addition, under the Third Articles, the rights of our stockholders to obtain a list of stockholders, will be limited to the rights provided for under Maryland law.  These rights are more restrictive than those included in our current charter.  Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request.  However, Maryland law permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list.  In addition, Maryland law does not provide for receipt of the telephone numbers of stockholders in connection with receipt of a stockholder list.  Our current charter provides that any stockholder may request a copy of the stockholder list (which includes stockholders’ phone numbers) in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose.  Our board of directors believes that these revisions increase the Company’s ability to protect the privacy of its stockholders and reduce the Company’s exposure to potentially exploitive mini-tender offers for shares of our stock by increasing the threshold at which stockholders may access information related to our stockholders.  We believe the changes also enhance our anti-takeover defenses by making it more difficult for a potential acquirer to acquire shares or to contact stockholders for the purpose of trying to influence our management.  Although we believe the changes are in the best interest of the Company, the proposed charter changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares.  The proposed changes may also make it more difficult for our stockholders to communicate with each other to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.

Provision Regarding Director Fiduciary Obligations

The Third Articles no longer provide that directors are fiduciaries of the Company and our stockholders.  Instead, if the Third Articles are approved, our directors would be held to the standard of conduct imposed under Maryland law, which requires a director to perform his duties in good faith, in a manner he reasonably believes to be in our best interests and with the care than an ordinarily prudent person in a like position would use under similar circumstances.  We are recommending this revision because we believe it will improve our ability to retain and recruit board candidates.

Provisions Regarding Investor Suitability

Our current charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines.  Under the Third Articles, the provisions regarding suitability and minimum investment of stockholders would be deleted in their entirety.  Removal of these provisions generally would provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines.  In addition, the removal of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount.  Furthermore, removal of these provisions eliminates the requirement that our sponsor or anyone selling shares on our behalf or on behalf of our sponsor make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder.  Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the Company is a suitable and appropriate investment.

Conforming Changes and Other Ministerial Modifications

The Third Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to our current charter if the Third Articles are approved by our stockholders at the Annual Meeting.  This does not identify certain immaterial changes.  Please see the marked version of the charter attached as Exhibit B, which reflects all the proposed changes to our charter.

•                  Deletion of definitions in Article IV that are no longer applicable as a result of the removal of certain provisions in the Third Articles.

•                  Deletion of Section 5.9 regarding suitability and minimum investment of stockholders.

•                  Deletion of Section 6.5 regarding the directors’ fiduciary obligation to the Company and their fiduciary duty to supervise the relationship of the Company and the Advisor.

•                  Deletion of language in Section 7.2(xv) to remove the limitation on the board of directors’ ability to purchase director’s and officer’s insurance with provisions inconsistent with the NASAA REIT Guidelines.

•                  Deletion of Section 7.4 regarding the requirement for the board of directors to approve certain actions consistent with the NASAA REIT Guidelines.

•                  Deletion of language in Section 8.2 to remove the specific factors the board of directors must consider in connection with its supervision of the Advisor.

•                  Deletion of Section 9.2 regarding limitations on joint ventures with affiliates.  Under the Third Articles, this restriction will be captured by the general limitation on affiliated transactions.

•                  Deletion of Sections 10.1 and 10.2 and revisions to Section 10.3 to include a general limitation on all affiliated transactions in one provision in the charter.

•                  Deletion of language in Section 11.1 regarding the definition of a quorum.

•                  Revisions to Section 11.5 regarding a stockholder’s ability to access the stockholder list to provide that the right of inspection will be governed by Maryland law.

•                  Deletion of Section 11.6 regarding the Company’s requirement to mail specific reports to its stockholders at the end of the fiscal year.

•                  Expansion of the Company’s exculpation and indemnification of its officers and directors to the maximum extent permitted by Maryland law.

•                  Expansion of the Company’s obligation to advance defense expenses to a director or officer to the maximum extent permitted by Maryland law.

•                  Elimination of limits (other than those imposed by Maryland law) on the Company’s ability to indemnify the Advisor or advance defenses expenses to the Advisor.

•                  Deletion of Section 13.2 regarding limitations on roll-up transactions.

•                  Revisions to Sections 14.1 and 14.3 to remove references to the NASAA REIT Guidelines.

If approved by our stockholders at the Annual Meeting, the amendments reflected in the Third Articles will be effected by our filing of the Third Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT.  If approved, we plan to file the Third Articles immediately following the stockholder vote on the Third Articles. The text of the proposed Third Articles is attached hereto as Exhibit A and a marked version thereof against our existing charter, which shows the modifications proposed to be made, is attached hereto as Exhibit B.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

“FOR” THE AMENDMENT AND RESTATEMENT OF OUR CHARTER

PROPOSAL 3

ADJOURNMENT

This third proposal is to permit our board to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposals 1 and 2 if there are not sufficient votes for those proposals.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

ADDITIONAL INFORMATION

Householding

With the consent of affected stockholders, the SEC permits us to send a single copy of our Annual Report and this Proxy Statement to any household at which two or more stockholders reside if they appear to be members of the same family.  Each stockholder continues to receive a separate proxy card.  The procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs.  Only one copy of this Proxy Statement and the 2011 Annual Report will be sent to certain stockholders who share a single address, unless any stockholder residing at that address has given contrary instructions.

We will promptly deliver, upon written or oral request, a separate copy of this Proxy Statement and our 2011 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered.  If any stockholder residing at such an address desires at this time to receive a separate copy of this Proxy Statement and the 2011 Annual Report or if any such stockholder wishes to receive a separate proxy statement and annual report in the future, the stockholder should contact the Shareholder Services Department by phone at 866.655.3650, or by mail at Behringer Harvard Opportunity REIT II, Inc., Attn: Shareholder Services, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.  Likewise, if any stockholders residing at one household currently receive multiple copies of these documents and would like to receive one set in the future, please contact us.

Stockholder Proposals

The rules promulgated by the SEC require that any proposal by a stockholder for inclusion in the proxy materials for the 2013 Annual Meeting of Stockholders must be received by us no later than May 2, 2013.  Under such rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in the rules are met.  However, if we hold our 2013 Annual Meeting before October 8, 2013 or after December 7, 2013, stockholders must submit proposals for inclusion in our 2013 proxy statement within a reasonable time before we begin to print our proxy materials.

In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders not intended to be included in our proxy materials must be submitted in accordance with our Bylaws.  Our Bylaws currently provide that, in order for a stockholder to bring any business or nominations before the Annual Meeting of Stockholders, certain conditions set forth in Section 2.13 of our Bylaws must be complied with, including, but not limited to, delivery of notice, not less than 120 days nor more than 150 days prior to the first anniversary of the mailing of the notice for the annual meeting held in the prior year.  Accordingly, under our Bylaws, a stockholder nomination or proposal intended to be considered at the 2013 Annual Meeting of Stockholders must be received by us no earlier than May 2, 2013 and not later than June 1, 2013.  If we hold our 2013 Annual Meeting before October 8, 2013 or after December 7, 2013, a stockholder nomination or proposal to be considered at the 2013 Annual Meeting must be received by us not earlier than the 120th day prior to the date of the 2013 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2013 Annual Meeting or the 10th day following the day on which disclosure of the date of the 2013 Annual Meeting is first made.  Our Secretary will provide a copy of Bylaws upon written request and without charge.

Stockholder Communications

We have adopted a process for stockholders to send communications to our board.  A description of the manner in which stockholders can send such communications appears above under “Communication with Directors” and can also be found on the website maintained for us at www.behringerharvard.com.

OTHER MATTERS

We are not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Terri Warren Reynolds

Terri Warren Reynolds
Secretary

EXHIBIT A

THIRD ARTICLES OF AMENDMENT AND RESTATEMENT

OF

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

FIRST:  Behringer Harvard Opportunity REIT II, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Behringer Harvard Opportunity REIT II, Inc. (the “Company”).  So far as may be practicable, the business of the Company shall be conducted and transacted under that name.  Under circumstances in which the Board determines that the use of the name “Behringer Harvard Opportunity REIT II, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202.  The address of the Company’s principal office in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202.  The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms, when capitalized, shall have the following meanings unless the context otherwise requires:

“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection and acquisition of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance premiums.

“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or other loans or the purchase, development or construction of a Property, including, without limitation, real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.

“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts all or substantially all of these functions.

“ADVISORY MANAGEMENT AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.

“ADVISORY MANAGEMENT AGREEMENT TERMINATION” shall have the meaning as provided in Section 5.3(iii) herein.

“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of that other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by that other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with that other Person; (iv) any executive officer, director, trustee or general partner of that other Person; and (v) any legal entity for which that Person acts as an executive officer, director, trustee or general partner.

“ASSET” means any Property, Mortgage, loan, or other direct or indirect investment (other than investments in bank accounts, money market funds or other current assets) owned by the Company, directly or indirectly through one or more of its Affiliates, and any other investment made by the Company, directly or indirectly through one or more of its Affiliates or Joint Ventures.

“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the Assets, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of the values at the end of each month during the period.

“BOARD” means, collectively, the individuals named in Section 6.1 of the Charter and any other individuals who may be duly elected and qualified to serve as Directors thereafter to replace any such individual or fill a vacancy caused by the death, removal or resignation of any such individual or caused by an increase in the number of Directors.

“BYLAWS” means the bylaws of the Company, as amended from time to time.

“CHANGE OF CONTROL” means any (i) event (including, without limitation, issue, transfer or other disposition of Shares of capital stock of the Company or equity interests in the Operating Partnership, merger, share exchange or consolidation) after which any “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the

Exchange Act), directly or indirectly, of securities of the Company or the Operating Partnership representing greater than 50% of the combined voting power of the Company’s or the Operating Partnership’s then outstanding securities, respectively; provided, that, a Change of Control shall not be deemed to occur as a result of any widely distributed public offering of the Common Shares or (ii) direct or indirect sale, transfer, conveyance or other disposition (other than pursuant to clause (i)), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company or the Operating Partnership, taken as a whole, to any “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act).

“CHARTER” means these Third Articles of Amendment and Restatement and any Articles of Amendment, Articles Supplementary or other modification or amendment thereto.

“CLOSING PRICE” on any date shall mean the last sale price for any class or series of the Common Shares, regular way, or, in case no sale takes place on that day, the average of the closing bid and asked prices, regular way, for the Common Shares, in either case as reported in the principal consolidated transaction reporting system with respect to Common Shares Listed or, if such Common Shares are not Listed, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system or other quotation service that may then be in use or, if the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Common Shares selected by the Board.

“CODE” shall have the meaning provided in Article II herein.

“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning provided in Article I herein.

“COMPANY VALUE” shall mean the actual value of the Company as a going concern based on the difference between (a) the actual value of all of its assets as determined in good faith by the Board, including a majority of the Independent Directors, and (b) all of its liabilities as set forth on its balance sheet for the period ended immediately prior to the determination date, provided that (i) if the Company Value is being determined in connection with a Change of Control that establishes the Company’s net worth, then the Company Value shall be the net worth established thereby and (ii) if the Company Value is being determined in connection with a Listing, then the Company Value shall be equal to the number of outstanding Common Shares multiplied by the Closing Price of a single Common Share averaged over a period of 30 trading days during which the Shares are listed or quoted for trading after the date of Listing.  For purposes hereof, a “trading day” shall be any day on which the NYSE is open for trading, whether or not the Common Shares are then listed on the NYSE and whether or not there is an actual trade of Common Shares on any such day.  If the holder of Convertible Shares disagrees as to the Company Value as determined by the Board, then each of the holder of Convertible Shares and the Company shall name one appraiser and the two named appraisers shall promptly agree in good faith to the appointment of one other appraiser whose determination of the Value shall be final and binding on the parties as to the Company Value.  The cost of such appraisal shall be split evenly between the Company and the Advisor.

“COMPETITIVE REAL ESTATE COMMISSION” means a real estate or brokerage commission paid (or, if no commission is paid, the amount that customarily would be paid) for the purchase or sale of a

Property that is reasonable, customary and competitive in light of the size, type and location of the Property (as determined by the Board, including a majority of the Independent Directors).

“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.

“CONTRACT PURCHASE PRICE” means (i) the amount actually paid and/or budgeted in respect of the purchase, development, construction or improvement of a Property, (ii) the amount of funds advanced with respect to a Mortgage or other loan, or (iii) the amount actually paid and/or budgeted in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses but including any debt attributable to such acquired Assets.

“CONVERSION PRODUCT” means the lesser of (1) the product of 0.2 times the amount, if any, by which (A) the sum of the Company Value as of the date of the Triggering Event plus total Distributions paid to holders of Common Shares through the date of the Triggering Event, exceeds (B) the sum of Invested Capital plus the Stockholders’ 10% Return as of the date of the Triggering Event, or (2) the product of 0.15 times the amount, if any, by which (X) the sum of the Company Value as of the date of the Triggering Event plus total Distributions paid to holders of Common Shares through the date of the Triggering Event, exceeds (Y) the sum of Invested Capital plus the Stockholders’ 6% Return as of the date of the Triggering Event.

“CONVERTIBLE SHARES” shall have the meaning as provided in Section 5.1 herein.

“DEVELOPMENT FEE” means a fee for the packaging of an Asset, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.

“DIRECTOR” means a member of the Company’s Board.

“DISTRIBUTIONS” means any dividends or other distributions of money or other property, pursuant to Section 5.2(iii) hereof, by the Company to owners of Common Shares, including distributions that may constitute a return of capital for federal income tax purposes but excluding distributions that constitute the redemption of any Common Shares and excluding distributions on any Common Shares before their redemption.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.  Reference to any provision of the Exchange Act shall mean the provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“INDEPENDENT APPRAISER” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is a qualified appraiser of Real Property of the type held by the Company or of other Assets as determined by the Board.  Membership in a nationally recognized appraisal society, such as the Appraisal Institute, shall be conclusive evidence of such qualification as to Real Property.

“INDEPENDENT DIRECTOR” means a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor, the Advisor or any of their Affiliates by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Company, (ii) employment by the Company, the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the

Advisor or any of their Affiliates, other than as a Director of the Company, (iv) performance of services for the Company, other than as a Director of the Company, (v) service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates.  Consistent with (v) above, serving as an independent director of or receiving independent director fees from or owning an interest in a REIT or other real estate program organized by the Sponsor or advised or managed by the Advisor or its Affiliates shall not, by itself, cause a Director to be deemed associated with the Sponsor or the Advisor.  A business or professional relationship is considered “material” if the aggregate annual gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Director’s annual gross income during either of the last two calendar years or the Director’s net worth on a fair market value basis.  An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.

“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section 8.1 herein.

“INITIAL PUBLIC OFFERING” means the first Offering.

“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Common Shares issued by the Company by the price paid for each Common Share, reduced by an amount equal to the total number of Common Shares repurchased from Stockholders by the Company (pursuant to any Company plan to repurchase such Common Shares) multiplied by the price paid for each such redeemed Common Share when initially purchased from the Company.

“JOINT VENTURE” means a legal organization formed to provide for the sharing of risks and rewards in an enterprise co-owned and operated for mutual benefit by two or more business partners and established to acquire or hold Assets.

“LEVERAGE” means the aggregate amount of indebtedness of the Company on a consolidated basis for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

“LISTING” means the effective date of the Form 8-A (or any successor form) filed with the Securities and Exchange Commission to register the Common Shares on a national securities exchange and the commencement of trading of the Common Shares on the relevant national securities exchange.  Upon such Listing, the Common Shares shall be deemed Listed.  A Listing shall also be deemed to occur on the effective date of a merger in which the consideration received by the holders of Common Shares is securities of another issuer that are listed on a national securities exchange.

“MGCL” means the Maryland General Corporation Law in effect on the date hereof, and as may be amended from time to time.

“MORTGAGES” means, in connection with mortgage financing provided, invested in, participated in or purchased by the Company, all of the notes, deeds of trust, security interests or other evidence of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under the notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

“NET ASSETS” means the total assets of the Company (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

“NET INCOME” means for any period, the Company’s total revenues applicable to the period, less the total expenses applicable to the period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the Sale of the Assets.

“NET SALES PROCEEDS” means in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i) (B) of the definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i) (C) of the definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture).  In the case of a transaction or series of transactions described in clause (i) (D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage or other loan or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses.  In the case of a transaction described in clause (i)(E) of the definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any consideration (including non-cash consideration such as stock, notes or other property or securities) that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale, valued in the reasonable determination of the Company.  Net Sales Proceeds shall not include any reserves established by the Company in its sole discretion.

“NYSE” means the New York Stock Exchange.

“OFFERING” means any public offering of Shares pursuant to an effective registration statement filed under the Securities Act.

“OPERATING PARTNERSHIP” means Behringer Harvard Opportunity OP II, LP, a Delaware limited partnership, through which the Company may conduct operations and own Assets.

“ORGANIZATION AND OFFERING EXPENSES” means any and all costs and expenses incurred by and to be paid from the assets of the Company in connection with preparing the Company for an Offering (including, with respect to the Initial Public Offering, the formation of the Company and including the qualification and registration of the Offering), and the marketing and distribution of Shares, including, without limitation: total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys); expenses for printing, engraving, amending registration statements and supplementing prospectuses; mailing and distributing costs; salaries of employees while engaged in sales activity, such as preparing supplemental sales literature; telephone and other telecommunications costs; all advertising and marketing expenses (including the costs related to investor and broker-dealer meetings); charges of transfer agents, registrars, trustees, escrow holders, depositories and experts; fees, expenses and taxes related to the filing, registration and qualification of the Offering under federal and state laws, including taxes and fees; and accountants’ and attorneys’ fees.

“PERSON” means an individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

“PREFERRED SHARES” shall have the meaning provided in Section 5.1 herein.

“PROPERTY” or “PROPERTIES” means, as the context requires, any or all, respectively, of the Real Property acquired by the Company, either directly or indirectly (including through joint venture arrangements or other partnership or investment interests).

“PRORATED TERM” means the quotient, the numerator of which is the number of days from and including the effective date of the Initial Public Offering through and including the date of the Advisory Management Agreement Termination and the denominator of which is the number of days elapsed from and including the effective date of the Initial Public Offering through and including the date of the Triggering Event.

“PROSPECTUS” has the meaning set forth in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.

“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Company or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or other loan or portion thereof (including with respect to any Mortgage or other loan, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage or other loan and any event with respect to a Mortgage or other loan which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the net proceeds of such transaction or series of transactions are reinvested in one or more Assets within 180 days thereafter.

“SDAT” shall have the meaning as provided in Section 5.5 herein.

“SECURITIES” means any of the following issued by the Company, as the text requires:  Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto.  Reference to any provision of the Securities Act shall mean the provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“SHARES” means shares of capital stock of the Company of any class or series, including Common Shares, Convertible Shares or Preferred Shares.

“SPONSOR” means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person.  Not included is any Person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such.  “Sponsor” does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.  A Person may also be deemed a Sponsor of the Company by: (i) taking the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one or more other Persons, (ii) receiving a material participation in the Company in connection with founding or organizing the business of the Company, in consideration of services or property, or both services and property, (iii) has a substantial number of relationships and contacts with the Company, (iv) possessing significant rights to control Properties, (v) receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry, or (vi) providing goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.

“STOCKHOLDERS” means the holders of record of the Shares as maintained in the books and records of the Company or its transfer agent.

“STOCKHOLDERS’ 6% RETURN” means, as of any date, an aggregate amount equal to a 6% cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a 365-day year); provided, however, that for purposes of calculating the Stockholders’ 6% Return, Invested Capital shall be determined for each day during the period for which the Stockholders’ 6% Return is being calculated net of Distributions attributable to Net Sales Proceeds but (consistent with the definition of Invested Capital) shall always exclude an amount equal to the total number of Common Shares repurchased from Stockholders by the Company (pursuant to any Company plan to repurchase Common Shares) multiplied by the price paid for each such redeemed Common Share when initially purchased from the Company.

“STOCKHOLDERS’ 10% RETURN” means, as of any date, an aggregate amount equal to a 10% cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a 365-day year); provided, however, that for purposes of calculating the Stockholders’

10% Return, Invested Capital shall be determined for each day during the period for which the Stockholders’ 10% Return is being calculated net of Distributions attributable to Net Sales Proceeds but (consistent with the definition of Invested Capital) shall always exclude an amount equal to the total number of Common Shares repurchased from Stockholders by the Company (pursuant to any Company plan to repurchase Common Shares) multiplied by the price paid for each such redeemed Common Share when initially purchased from the Company.

“TERMINATION DATE” means the date of termination of the Advisory Management Agreement.

“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company, excluding an Offering of shares pursuant to the Reinvestment Plan (as defined below) or (ii) the date on which all shares offered in the Initial Public Offering are sold, excluding shares that may be sold pursuant to the Reinvestment Plan.

“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company (on a consolidated basis), as determined under generally accepted accounting principles, which are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with Section 8.7 hereof, notwithstanding the next succeeding clause (vi); and (vi) Acquisition Fees and Acquisition Expenses, real estate commissions on the Sale of Property, and other fees and expenses connected with the acquisition, operation, ownership and disposition of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

“TRIGGERING EVENT” shall have the meaning as provided in Section 5.3(iii)(a) herein.

“UNIMPROVED REAL PROPERTY” means Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE V

STOCK

SECTION 5.1  AUTHORIZED SHARES.  The total number of Shares that the Company shall have authority to issue is 400,001,000 Shares, of which (i) 350,000,000 shall be designated as common stock, $0.0001 par value per Share (the “Common Shares”); (ii) 1,000 shall be designated as non-participating, non-voting, convertible stock, $0.0001 par value per share (the “Convertible Shares”); and (iii) 50,000,000 shall be designated as preferred stock, $0.0001 par value per Share (the “Preferred Shares”).  The aggregate par value of all authorized shares of stock having par value is $40,000.10.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2(ii) or Section 5.4 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Article.  To the extent permitted by Maryland law, the Board, without any action by the Stockholders, may amend the Charter from time to time to (i) increase or decrease the aggregate number of Shares that the Company has the authority to issue,

(ii) increase or decrease the number of Shares of any class or series that the Company has authority to issue, or (iii) classify or reclassify any unissued Shares by setting or changing the preferences, conversion or other rights, restrictions, limitations as to dividends or other distributions, qualifications or terms and conditions of redemption of such Shares.  The Company shall at all times reserve and keep available, out of its authorized but unissued Shares, such number of Shares as shall from time to time be sufficient solely for the purpose of effecting the redemption, conversion or exchange of outstanding limited partnership interests of the Operating Partnership, other than those owned by the Company, which are convertible or exchangeable into Shares.  The Company shall issue Shares upon the redemption, conversion or exchange of such limited partnership interests in accordance with the terms of the partnership agreement of the Operating Partnership.

SECTION 5.2  COMMON SHARES.

(i)                                     COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES.  The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)                                  DESCRIPTION.  Subject to the provisions of Section 5.10 hereof and except as may otherwise be specified in the terms of any class or series of Common Shares, each Common Share shall entitle the holder thereof to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof.  Shares of a particular class of Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights.  The Board may classify or reclassify any unissued Common Shares from time to time in one or more classes or series of stock.

(iii)                               DISTRIBUTION RIGHTS.  The Board from time to time may authorize and the Company may pay to Stockholders the dividends or other distributions in cash or other property as the Board in its discretion shall determine.  The Board shall endeavor to authorize, and the Company shall pay to the extent authorized, such dividends and distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared by the Company.  The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding.  The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of the Shares and from all liability to see to the application thereof.  Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (a) the Board advises each holder of Common Shares of the risks associated with direct ownership of the property, (b) the Board offers each holder of Common Shares the election of receiving such in-kind distributions, and (c) in-kind distributions are made only to those holders of Common Shares that accept the offer.

(iv)                              RIGHTS UPON LIQUIDATION.  In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with the MGCL.  Each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of the aggregate assets available for distribution as the number of outstanding Common Shares held by the holder bears to the total number of Common Shares then outstanding.

(v)                                 VOTING RIGHTS.  Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a holder of Common Shares shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company.

SECTION 5.3   CONVERTIBLE SHARES.

(i)                                     DISTRIBUTION RIGHTS.  The holders of the outstanding Convertible Shares shall not be entitled to receive dividends or other distributions on the Convertible Shares.

(ii)                                  VOTING RIGHTS.

(a)                                 Except for the voting rights expressly conferred by this Section 5.3(ii), the holders of the outstanding Convertible Shares shall not be entitled (I) to vote on any matter, or (II) to receive notice of, or to participate in, any meeting of Stockholders at which they are not entitled to vote.

(b)                                 The affirmative vote of the holders of at least two-thirds of the outstanding Convertible Shares, voting together as a single class for such purposes with each share entitled to one vote, shall be required for the adoption of any amendment, alteration or repeal of any provision of the Charter that materially and adversely changes the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms and conditions of redemption of the Convertible Shares (it being understood that an increase in the number of Directors is not such a material and adverse change).

(iii)                               CONVERSION.

(a)                                 Each outstanding Convertible Share shall become convertible into a number of Common Shares as and at the time set forth in paragraph (b) of this Section 5.3(iii), automatically and without any further action required, upon the occurrence of the first to occur of any of the following events (the “Triggering Event”): (A) the date when the Company shall have paid total Distributions in an amount equal to or in excess of the sum of Invested Capital and the Stockholders’ 10% Return; or (B) Listing.

(b)                                 If the Triggering Event occurs prior to an Advisory Management Agreement Termination (as defined below), each Convertible Share shall be converted into a number of Common Shares equal to 1/1000 of the result of (I) the Conversion Product divided by (II) the quotient of the Company Value divided by the number of outstanding Common Shares on the date of the conversion.  Such conversion, in the case of conversion upon Listing, will not occur until the 31st trading day after the date of the Listing.  If the Triggering Event occurs after an Advisory Management Agreement Termination, then each Convertible Share shall be converted into that number of Common Shares as set forth above multiplied by the Prorated Term.

(c)                                  An “Advisory Management Agreement Termination” shall mean a termination or expiration without renewal (except to the extent of a termination or expiration with the Company followed by the adoption of the same or substantially similar Advisory Management Agreement with a successor, whether by merger, consolidation, sale of all or substantially all of the assets of the Company, or otherwise) of the Company’s Advisory Management Agreement with Behringer Harvard Opportunity Advisors II LP for any reason except for a termination or expiration without renewal due to a material breach by Behringer Harvard Opportunity Advisors II LP of the Advisory Management Agreement.

(d)                                 If, in the good faith judgment of the Board, full conversion of the Convertible Shares would jeopardize the Company’s status as a REIT, then only such number of Convertible Shares (or fraction thereof) shall be converted into Common Shares such that the Company’s REIT status is not jeopardized.  Each remaining Convertible Share shall convert as provided herein when the Board of Directors determines that conversion of such Convertible Share would not jeopardize the Company’s qualification as a REIT.  The Board of Directors shall consider whether it can make this determination at least once per quarter following a Triggering Event.

(e)                                  As promptly as practicable after a Triggering Event, the Company shall issue and deliver to each holder of Convertible Shares a certificate or certificates representing the number of Common Shares into which his, her or its Convertible Shares were converted (or shall cause the issuance of the Common Shares to be reflected in the Company’s stock ledger, if the Common Shares are uncertificated).  The person in whose name the Common Shares are issued shall be deemed to have become a Stockholder of record on the date of conversion.

(f)                                   The issuance of Common Shares on conversion of outstanding Convertible Shares shall be made by the Company without charge for expenses or for any tax in respect of the issuance of the Common Shares.

(g)                                  In the event of any reclassification or recapitalization of the outstanding Common Shares (except a change in par value, or from no par value to par value, or subdivision or other split or combination of shares), or in case of any consolidation or merger to which the Company is a party, except a merger in which the Company is the surviving corporation and which does not result in any reclassification or recapitalization, the Company or the successor or purchasing business entity shall provide that the holder of each Convertible Share then outstanding shall thereafter continue to have the right, with as nearly the same economic rights and effects as possible, to convert, upon a Triggering Event, the Convertible Shares into the kind and amount of stock and other securities and property received by holders of the Common Shares of the Company in connection with the reclassification, recapitalization, consolidation or merger.  The provisions of this paragraph (g) of this Section 5.3(iii) shall similarly apply to successive reclassifications, recapitalizations, consolidations or mergers.

(h)                             Common Shares issued on conversion of Convertible Shares shall be issued as fully paid shares and shall be nonassessable by the Company. The Company shall, at all times, reserve and keep available, for the purpose of effecting the conversion of the outstanding Convertible Shares, the number of its duly authorized Common Shares as shall be sufficient to effect the conversion of all of the outstanding Convertible Shares.

(i)                                     Convertible Shares converted as provided herein shall become authorized but unissued Common Shares.

(iv)                              EXCEPTED HOLDER LIMIT FOR HOLDER OF CONVERTIBLE SHARES.  For purposes of Section 5.10 hereof, the holder of the Convertible Shares shall have an Excepted Holder Limit (as such term is defined in Section 5.10) of a 20% interest (in value or number of as-converted shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares of the Company, subject to adjustment pursuant to Section 5.10(ii)(g), including any adjustment approved by the Board.

SECTION 5.4   PREFERRED SHARES.  The Board is hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares.  Prior to the issuance of each such class or series, the Board, by resolution, shall fix the number of shares to be included in each series, and the designation, preferences, terms, rights, restrictions, limitations, qualifications and terms and conditions of redemption of the shares of each class or series, if any.  The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(i)                                     The designation of the series, which may be by distinguishing number, letter or title.

(ii)                                  The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(iii)                               The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(iv)                              The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

(v)                                 The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

(vi)                              Whether the shares of the series shall be convertible into shares of any other class or series or any other security of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(vii)                           Restrictions on the issuance of shares of the same series or of any other class or series.

(viii)                        The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.4; provided, however, that, when a privately issued Preferred Share is entitled to vote on a matter with the holders of Common Shares, the relationship between the number of votes per privately issued Preferred Share and the consideration paid to the Company for each privately offered Preferred Share shall not exceed the relationship between the number of votes per any publicly offered Share and the book value per outstanding Common Share.

(ix)                              Any other relative rights, preferences and limitations on that series, subject to the express provisions of any other series of Preferred Shares then outstanding.  Notwithstanding any other provision of the Charter, the Board may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

SECTION 5.5  CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified shares of any class or series, the Board by resolution shall:  (a) designate that class or series to distinguish it from all other classes and series of stock of the Company; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Section 5.10 and subject to the express terms of any class or series of stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”).  Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.5 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

SECTION 5.6  CHARTER AND BYLAWS.  The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

SECTION 5.7   GENERAL NATURE OF SHARES.  All Shares shall be personal property entitling the Stockholders only to those rights provided in the Charter, the MGCL or the resolution creating any class or series of Shares.  The legal ownership of the Company’s assets and the right to conduct the business of the Company are vested exclusively in the Board; the Stockholders shall have no interest therein other than the beneficial interest in the Company conferred by their Shares and shall have no right to compel any partition, division, dividend or distribution of the Company or any of the Company’s assets.  The death of a Stockholder shall not terminate the Company or give his or her legal representative any rights against other Stockholders, the Board, the Company or the Company’s assets, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Shares.  Holders of Shares shall not have any preemptive or other right to purchase or subscribe for any class of Securities of the Company that the Company may at any time issue or sell.

SECTION 5.8   NO ISSUANCE OF SHARE CERTIFICATES.  Until Listing, the Company shall not issue share certificates to holders of Common Shares.  A Stockholder’s investment shall be recorded on the books of the Company.  To transfer his or her Shares, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request.  Such transfer will also be recorded on the books of the Company.  Upon issuance or transfer of Shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such stock, as required by the Bylaws and the MGCL or other applicable law. The Board may authorize the issuance of Preferred Shares or Convertible Shares without certificates.

SECTION 5.9   [RESERVED.]

SECTION 5.10  RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)                                     DEFINITIONS.  For purposes of Section 5.10, the following terms shall have the following meanings:

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CHARITABLE BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Section 5.10(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“COMMON SHARE OWNERSHIP LIMIT” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares of the Company.

“CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by this Charter (including pursuant to Section 5.3(iv) hereof) or by the Board pursuant to Section 5.10(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.10(ii)(g), the percentage limit established by the Board pursuant to Section 5.10(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date or, in the event that no Closing Price is available for such Shares, the fair market value of the Shares, as determined in good faith by the Board.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act, and a group to which an Excepted Holder Limit applies.

“PREFERRED SHARE OWNERSHIP LIMIT” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Preferred Shares of the Company.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.10(ii)(a), would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day after the Commencement of the Initial Public Offering on which the Company determines pursuant to Section 7.2(ii) of the Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any Securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section 5.10(iii)(a).

“TRUSTEE” means the Person, unaffiliated with the Company or a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)                                  SHARES.

(a)                           OWNERSHIP LIMITATIONS.  During the period commencing on the date of the Company’s qualification as a REIT and prior to the Restriction Termination Date, but subject to Section 5.11 hereof:

(I)                             BASIC RESTRICTIONS.

(A) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Preferred Shares in excess of the Preferred Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B) No Person shall Beneficially or Constructively Own Shares to the extent that the Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from the tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C) Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(II)                        TRANSFER IN TRUST.  If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 5.10(ii)(a)(I)(A) or (B),

(A) then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 5.10(ii)(a)(I)(A) or (B) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.10(iii), effective as of the close of business on the Business Day prior to the date of the Transfer, and such Person shall acquire no rights in the shares; or

(B) if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 5.10(ii)(a)(I)(A) or (B), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 5.10(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in the Shares.

(b)                           REMEDIES FOR BREACH.  If the Board or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event that has purported to have taken place that would result in a violation of Section 5.10(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 5.10(ii)(a) (whether or not the violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent the Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to the Transfer on the books of the Company or instituting proceedings to enjoin the Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.10(ii)(a) shall automatically result in the transfer to the Trust described above, and, where applicable, the Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c)                            NOTICE OF RESTRICTED TRANSFER.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 5.10(ii)(a)(I) or any Person who would have owned Shares that resulted in a transfer to the Trust pursuant to the provisions of Section 5.10(ii)(a)(II) shall immediately give written notice to the Company of the event, or in the case of a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company the other information as the Company may request in order to determine the effect, if any, of the Transfer on the Company’s status as a REIT.

(d)                           OWNERS REQUIRED TO PROVIDE INFORMATION.  From the Commencement of the Initial Public Offering and prior to the Restriction Termination Date:

(I)                             every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of the owner, the number of Shares Beneficially Owned and a description of the manner in which the Shares are held.  Each such owner shall provide to the

Company the additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Common Share Ownership Limit and Preferred Share Ownership Limit; and

(II)                        each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Company the information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e)                            REMEDIES NOT LIMITED.  Subject to Section 7.2(ii) of the Charter, nothing contained in this Section 5.10(ii)(e) shall limit the authority of the Board to take any other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(f)                             AMBIGUITY.  In the case of an ambiguity in the application of any of the provisions of this Section 5.10(ii), Section 5.10(iii), or any definition contained in Section 5.10(i), the Board shall have the power to determine the application of the provisions of this Section 5.10(ii) or Section 5.10(iii) or any such definition with respect to any situation based on the facts known to it.  In the event Section 5.10(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 5.10.

(g)                            EXCEPTIONS.

(I)                             Subject to Section 5.10(ii)(a)(I)(B), the Board, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Common Share Ownership Limit and the Preferred Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(A) the Board obtains the representations and undertakings from the Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such Shares will violate Section 5.10(ii)(a)(I)(A) or (B);

(B) the Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such additional representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from the tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C) the Person agrees that any violation or attempted violation of the representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.10(ii)(a) through Section 5.10(ii)(f)) will result in such Shares being automatically transferred to a Trust or in the purported Transfer of such Shares being void ab initio in accordance with Section 5.10(ii)(a) and Section 5.10(iii).

(II)                        Prior to granting any exception pursuant to Section 5.10(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board may impose the conditions or restrictions as it deems appropriate in connection with granting such exception.

(III)                   Subject to Section 5.10(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of Shares (or Securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Common Share Ownership Limit, the Preferred Share Ownership Limit or both such limits, but only to the extent necessary to facilitate the Offering or private placement.

(IV)                    The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit or the Preferred Share Ownership Limit.

(h)                           NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER.  Upon issuance or Transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the Shares purchased or otherwise Transferred, in lieu of issuance of a Share certificate, in a form substantially similar to the following:

The securities of Behringer Harvard Opportunity REIT II, Inc. are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended.  Subject to certain further restrictions and except as expressly provided in this Charter, (i) no Person may Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (in value or number of Shares) of the outstanding Common Shares of the Company unless the Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Preferred Shares of the Company in excess of 9.8% (in value or number of Shares) of the outstanding Preferred Shares of the Company unless the Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may

Beneficially or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if the Transfer would result in the Shares of the Company being owned by fewer than 100 Persons.  Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares that cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Company.  If any of the restrictions on transfer or ownership are or would be violated, the Shares will be deemed to have automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries upon such transfer.  In addition, the Company may redeem Shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above.  Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.

All capitalized terms in this notice have the meanings defined in the Charter of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Company on request and without charge.

Instead of the foregoing notice, at the time of issue or transfer of shares without certificates, the Company may send the Stockholder a written statement indicating that the Company will furnish information about the restrictions on transfer to the Stockholder on request and without charge.  If the Company issues Shares with certificates, each certificate shall either contain the notice set forth above or shall state that the Company will furnish information about the restrictions on transfer to the Stockholder on request and without charge.

(iii)                               TRANSFER OF SHARES IN TRUST.

(a)                           OWNERSHIP IN TRUST.  Upon any purported Transfer or other event described in Section 5.10(ii)(a)(II) that would result in a transfer of Shares to a Trust, such Shares shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 5.10(ii)(a)(II).  The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.10(iii)(f).

(b)                           STATUS OF SHARES HELD BY THE TRUSTEE.  Shares held by the Trustee shall be issued and outstanding Shares of the Company.  The Prohibited Owner shall have no rights in the Shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

(c)                            DIVIDEND AND VOTING RIGHTS.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Company that the Shares have been transferred to the Trustee shall be paid by the recipient of the dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to Shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares have been transferred to the Trustee and (ii) to recast the vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast the vote.  Notwithstanding the provisions of this Section 5.10, until the Company has received notification that Shares have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d)                           SALE OF SHARES BY TRUSTEE.  Within 20 days of receiving notice from the Company that Shares have been transferred to the Trust, the Trustee of the Trust shall sell the Shares held in the Trust to a person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 5.10(ii)(a)(I).  Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.10(iii)(d).  The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Trust and (2) the price per Share received by the Trustee from the sale or other disposition of the Shares held in the Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.10(iii)(c).  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Company that Shares have been transferred to the Trustee, the Shares are sold by a Prohibited Owner, then (i) the Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for the Shares that exceeds the amount that the Prohibited Owner was entitled to receive pursuant to this Section 5.10, the excess shall be paid to the Trustee upon demand.

(e)                            PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.   Shares transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in the transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of the devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer.  The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.10(iii)(c).  The Company may pay the amount of the reduction to the Trustee for the benefit of the Charitable Beneficiary.  The Company shall have the right to accept such offer until the Trustee has sold the Shares held in the Trust pursuant to Section 5.10(iii)(d).  Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)                             DESIGNATION OF CHARITABLE BENEFICIARIES.  By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section 5.10(ii)(a)(I) in the hands of the Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION 5.11  SETTLEMENTS.  Nothing in Section 5.10 shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the NYSE or other national securities exchange on which the Common Shares are Listed.  The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Section 5.10, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section 5.10.

SECTION 5.12  SEVERABILITY.  If any provision of Section 5.10 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.10 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of the court.

SECTION 5.13  ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.10.

SECTION 5.14  NON-WAIVER.  No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

SECTION 5.15  REPURCHASE OF SHARES.  The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Company as determined by the Board.  The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Company.

SECTION 5.16  DISTRIBUTION REINVESTMENT PLANS.  The Board may establish, from time to time, a distribution reinvestment plan or plans (each, a “Reinvestment Plan”).  Under any such

Reinvestment Plan, (i) all material information regarding distributions to the holders of Common Shares and the effect of reinvesting such distributions, including the tax consequences thereof, shall be provided to the holders of Common Shares not less often than annually, and (ii) each holder of Common Shares participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.

ARTICLE VI

BOARD OF DIRECTORS

SECTION 6.1   NUMBER OF DIRECTORS.  The number of Directors of the Company shall be six (6).  Except as otherwise set forth herein, the number of Directors may be increased or decreased from time to time pursuant to the Bylaws by the affirmative vote of a majority of the members then serving on the Board; provided, however, that such number shall be not more than 15 nor less than three (3).  A majority of the seats on the Board shall be for Independent Directors.  Any vacancies, including those which arise by reason of an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum.  Unless these are vacancies in all Independent Director seats, Independent Directors shall nominate replacements for vacancies in the Independent Director positions.  No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Shares issued by the Company.  For the purposes of voting for Directors, each Share of stock may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted.  Cumulative voting for Directors is prohibited.

The names of the six Directors who shall serve on the Board until the next annual meeting of the Stockholders and until their successors are duly elected and qualified, subject to the filling of vacancies or an increase in the number of Directors prior to the next annual meeting of the Stockholders, are:

Robert M. Behringer
Robert S. Aisner
Andreas K. Bremer
Diane S. Detering-Paddison
Cynthia Pharr Lee
Jeffrey P. Mayer

SECTION 6.2   EXPERIENCE.  Each Director, other than Independent Directors, shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company.  At least one of the Independent Directors shall have three years of relevant real estate experience.

SECTION 6.3   COMMITTEES.  Subject to the MGCL, the Board may establish committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.

SECTION 6.4   TERM.  Each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies.  Directors may be elected to an unlimited number of successive terms.

SECTION 6.5   RESIGNATION, REMOVAL OR DEATH.  Any Director may resign by written notice to the Board, effective upon execution and delivery to the Company of the written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote generally in the election of directors, subject to the rights of any Preferred Shares to vote for the Directors. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if a Director should be removed.

SECTION 6.6   RATIFICATION OF CHARTER BY INDEPENDENT DIRECTORS.  This Charter shall be reviewed and ratified by the Board, including by a majority of the Independent Directors, at the first meeting of the Board following the date that the Board consists of a majority of Independent Directors.

ARTICLE VII

POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1  GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board, and the Board shall have full, exclusive and absolute power, control and authority over the Company’s assets and over the business of the Company as if it, in its own right, was the sole owner thereof, except as otherwise limited by this Charter.  In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that the policies are carried out.  The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company.  The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board.  Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive.

SECTION 7.2   SPECIFIC POWERS AND AUTHORITY.  Subject only to the express limitations set forth herein, and in addition to all other powers and authority conferred by the Charter by law, the Board, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

(i)                                     INVESTMENTS.  The Board shall have the power and authority to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether the property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Board may deem proper (including cash, property of any kind or Securities of the Company).

(ii)                                  REIT QUALIFICATION.  The Board shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the REIT Provisions of the Code, unless the Board, in its sole discretion, determines at any time, due to changes in tax legislation or otherwise, that qualification as a REIT is not in the best interests of the Company.  Following REIT qualification, the Board shall use its commercially reasonable best efforts to take the actions as are necessary, and may take the actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board determines that it no longer is in the best interests of the Company to qualify as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code.  The Board also may determine that compliance with any restriction or limitation set forth in this Charter which is intended to preserve the status of the Company as a REIT, including, without limitation, the restrictions and limitations on stock ownership and transfers in Section 5.10 hereof, is no longer required for REIT qualification and may waive compliance with any restriction or limitation during any period in which the Board has determined not to pursue or preserve the Company’s status as a REIT.

(iii)                               SALE, DISPOSITION AND USE OF COMPANY ASSETS.  The Board shall have the power and authority to (A) sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or any Director) any or all of the Company’s assets, (B) dispose of any or all of the Company’s assets by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of the purposes executed and delivered for and on behalf of the Company or the Board by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on the terms as it deems appropriate, (C) give consents and make contracts relating to the Company’s assets and their use or other property or matters, (D) develop, improve, manage, use, alter or otherwise deal with the Company’s assets, and (E) rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.  This clause (iii) shall in no way limit the voting rights of stockholders set forth in Section 11.2.

(iv)                              FINANCINGS.  The Board shall have the power and authority (a) to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms (1) may include evidencing the same by issuance of Securities of the Company and (2) may have such provisions as the Board may determine; (b) to reacquire such Securities; (c) to enter into other contracts or obligations on behalf of the Company to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and (e) to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company; provided, however, that the Company’s Leverage shall be limited by the provisions of Section 9.3(viii) hereof.

(v)                                 LENDING.  Subject to all applicable limitations in the Charter, including without limitation Section 10.3 hereof, the Board shall have the power and authority to lend money or other assets of the Company on the terms, for the purposes and to the Persons as it may determine.

(vi)                              ISSUANCE OF SECURITIES.  Subject to the provisions of Article V hereof, the Board may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or other Securities, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to the restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

(vii)                           EXPENSES AND TAXES.  The Board shall have the power and authority (A) to pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Board, for carrying out the purposes of the Charter and conducting the business of the Company, including (1) compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company and (2) any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company’s assets or the Directors in connection therewith and (B) to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any charges, expenses or liabilities.

(viii)                        COLLECTION AND ENFORCEMENT.  The Board shall have the power and authority to collect, sue for and receive money or other property due to the Company; to consent to extensions of time for the payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company’s assets or the Company’s affairs; and to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

(ix)                              DEPOSITS.  The Board shall have the power and authority to deposit funds or Securities constituting part of the Company’s assets in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not the deposits will draw interest, subject to withdrawal on the terms and in the manner as the Board may determine.

(x)                                 VALUATION OF ASSETS.  The Board shall have the power and authority to determine the value of all or any part of the Company’s assets and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company’s assets, all in accordance with such appraisals or other information as are reasonable and necessary, in its sole judgment.

(xi)                              OWNERSHIP AND VOTING POWERS.  The Board shall have the power and authority to exercise all of the rights, powers, options and privileges pertaining to the ownership of any of the Company’s assets to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

(xii)                           OFFICERS, ETC.; DELEGATION OF POWERS.  The Board shall have the power and authority to elect, appoint or employ the officers for the Company and the committees of the Board with the powers and duties as the Board may determine, the Company’s Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including any Director and any Person who is an Affiliate of any Director) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on the terms as the Board may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of the Board or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Board or as their attorneys or otherwise, as the Board may determine; and to establish committees as it deems appropriate.

(xiii)                        ASSOCIATIONS.  The Board shall have the power and authority to cause the Company to enter into Joint Ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

(xiv)                       REORGANIZATIONS, ETC.  The Board shall have the power and authority to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company’s assets, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Board deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Charter, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company’s assets to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, securities or any other interests.

(xv)                          INSURANCE.  The Board shall have the power and authority to purchase and pay for out of the Company’s assets insurance policies insuring the Stockholders, the Company and the Company’s assets against any and all risks, and insuring the Directors, officers, Advisors and Affiliates of the Company, individually (each an “Insured”) against all claims and liabilities of every nature arising by reason of each Insured holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against the claim or liability.  Nothing contained herein shall preclude the Company from purchasing and paying for the types of insurance, including extended coverage liability and casualty and workers’ compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that the addition does not add to the premiums payable by the Company.  The Board’s power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable federal and state laws.

(xvi)                       DISTRIBUTIONS.  The Board shall have the power and authority to authorize dividends for declaration and payment by the Company or other distributions to Stockholders.

(xvii)                    DISCONTINUE OPERATIONS; BANKRUPTCY.  The Board shall have the power and authority to discontinue the operations of the Company; to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to the foreclosure; to confess judgment against the Company (as hereinafter defined); or to take such other action with respect to indebtedness or other obligations of the Directors, the Company’s assets or the Company as the Board, in such capacity, and in its discretion may determine.

(xviii)                 FISCAL YEAR.  Subject to the Code, the Board shall have the power and authority to adopt, and from time to time to change, the fiscal year for the Company.

(xix)                       SEAL.  The Board shall have the power and authority to adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

(xx)                          BYLAWS.  The Board shall have the exclusive power and authority to adopt, implement and from time to time alter, amend or repeal the Bylaws.

(xxi)                       LISTING SHARES.  The Board shall have the power and authority to cause the Listing of the Common Shares at any time after completion of the Initial Public Offering.

(xxii)                    FURTHER POWERS.  The Board shall have the power and authority to do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers that it deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Charter, even if the powers are not specifically provided hereby.

SECTION 7.3  DETERMINATION BY BOARD OF BEST INTEREST OF COMPANY.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board consistent with the Charter, shall be final and conclusive and shall be binding upon the Company and every Stockholder:  (a) the amount of the Net Income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions; (b) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) any interpretation of a provision of this Charter, including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of Shares; (e) the fair value, or any sale, bid or ask price to be applied in determining the fair value, of any asset owned or held by the Company or of any Shares; (f) the number of Shares of any class; (g) any matter relating to the acquisition, holding and disposition of any assets by the Company; (h) any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; or (i) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board.

ARTICLE VIII

ADVISOR

SECTION 8.1  APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR.  The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company.  However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate the authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable.  The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained.  Prior to the sale of a Share in the Initial Public Offering, the Company shall require that the initial Advisor or its Affiliate make an initial investment of at least $200,000 in the Company.  The Company shall restrict the transfer of this initial investment while the Advisor remains a Sponsor except for transfers to Affiliates of the Advisor.

SECTION 8.2  SUPERVISION OF ADVISOR.  The Board shall review and evaluate the qualifications of the Advisor before entering into an Advisory Management Agreement and shall evaluate the performance of the Advisor before renewing an Advisory Management Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board.  The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board.  The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled.  The Independent Directors are responsible for reviewing the fees and expenses of the Company at least annually and with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board.  The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that the compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter.  The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Company to determine that the provisions of the Advisory Management Agreement are being carried out.  The Independent Directors shall consider all factors that they deem relevant, and the findings of the Independent Directors on the factors considered shall be recorded in the minutes of the Board.  The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

SECTION 8.3  FIDUCIARY OBLIGATIONS.  The Advisor shall have a fiduciary duty and responsibility to the Company and to the holders of Common Shares.

SECTION 8.4  AFFILIATION AND FUNCTIONS.  The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

SECTION 8.5  TERMINATION.  Either a majority of the Independent Directors or the Advisor may terminate the Advisory Management Agreement on 60 days’ written notice without cause or penalty, and, in that event, the Advisor will cooperate with the Company and the Board in making an orderly transition of the advisory function.

SECTION 8.6  COMMISSION ON SALE OF ASSETS.  The Company may pay the Advisor or an Affiliate thereof a disposition fee upon the Sale of one or more Assets, in an amount equal to the lesser of (i) one-half (1/2) of the Competitive Real Estate Commission (including the disposition fee paid to the Advisor or its Affiliate), or (ii) three percent (3%) of the sales price of such Asset.  Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties or Asset or Assets, as determined by a majority of the Independent Directors.  In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such Asset.

SECTION 8.7  INCENTIVE FEES.  The Company may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of the interest is reasonable.  Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to the Stockholders’ 6% Return.  In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Assets by each respective Advisor or any Affiliate.

SECTION 8.8  ACQUISITION FEES.  The Company shall not purchase an Asset if the Acquisition Fees and Acquisition Expenses incurred in connection therewith are not reasonable or if they exceed an amount equal to 6% of the Contract Purchase Price, or, in the case of a Mortgage, 6% of the funds advanced, provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

SECTION 8.9  REIMBURSEMENT FOR TOTAL OPERATING EXPENSES.  The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for the four consecutive fiscal quarters then ended unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified.  After the end of any fiscal quarter of the Company for which there is an Excess Amount for the four consecutive fiscal quarters then ended, such fact shall be disclosed in the next quarterly report of the Company or shall be disclosed in writing and sent to the holders of Common Shares within 60 days of such quarter-end, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified.  Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board.  In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Company the amount by which the expenses exceeded the 2%/25% Guidelines.  Reimbursement by the Company of the Advisor for all or any portion of the Total Operating Expenses that exceed the limitation of the 2%/25% Guidelines may, at the option of the Advisor, be deferred without interest and may be reimbursed in any subsequent period where such limitation would permit such reimbursement if the Total Operating Expenses were incurred during such period.

SECTION 8.10  CORPORATE OPPORTUNITIES.  For so long as the Company is externally advised by the Advisor, the Company has no interest in any opportunity known to the Advisor or an Affiliate thereof unless it has been recommended to the Company by the Advisor.  The preceding sentence shall be of no consequence except in connection with the application of the corporate opportunity doctrine.

ARTICLE IX

INVESTMENT POLICIES AND LIMITATIONS

SECTION 9.1  INVESTMENT POLICIES.  The Board shall establish written policies on investments and borrowings and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to ensure such policies are carried out.  Independent Directors shall review the investment policies of the Company with sufficient frequency (and, upon Commencement of the Initial Public Offering, not less often than annually) to determine that the policies being followed by the Company are in the best interests of its holders of Common Shares.  Each determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.

SECTION 9.2 LIMITATIONS ON INVESTMENTS IN EQUITY SECURITIES.  The Company may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable; provided, that investments in equity securities in “publicly traded entities” that are otherwise approved by a majority of Directors (including a majority of Independent Directors) shall be deemed fair, competitive and commercially reasonable if the Company acquires the equity securities through a trade that is effected in a recognized securities market.  For these purposes, a “publicly traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.  This provision is not intended to limit (i) real estate acquisitions effected through the purchase of all of the equity securities of an existing entity, (ii) the investment in wholly owned subsidiaries of the Company or (iii) investments in mortgage-backed securities.

SECTION 9.3  OTHER INVESTMENT LIMITATIONS.  In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:

(i)                                     Not more than 10% of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(ii)                                  The Company shall not invest in commodities or commodity future contracts.  This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in Assets.

(iii)                               The Company shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency.  In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, the appraisal of the underlying property must be obtained from an Independent Appraiser.  The appraisal shall be maintained in the Company’s records for at least five years and shall be available for inspection and duplication by any holder of Common Shares.  In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(iv)                              The Company shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria.  For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.

(v)                                 The Company shall not invest in indebtedness secured by a mortgage on Real Property which is subordinate to the mortgage or equity interest of the Advisor, any Director, the Sponsor or any Affiliate of the Company.

(vi)                              The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any redemption plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt as determined by the Board or a duly authorized officer of the Company; (C) equity Securities on a deferred payment basis or under similar arrangements; or (D) options or warrants to purchase Shares of the Company to the Advisor, Directors, Sponsor or any Affiliate thereof except on the same terms as the options or warrants are sold to the general public.  Options or warrants may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of the option or warrant on the date of grant.  Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Common Shares on the date of grant.

(vii)                           A majority of the Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset.  If a majority of the Independent Directors determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, the fair market value shall be determined by a qualified Independent Appraiser selected by the Independent Directors.

(viii)                        The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly.  The maximum amount of the Leverage shall not exceed 300% of the Net Assets as of the date of any borrowing.  Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over the 300% level is approved by a majority of the Independent Directors.  Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Company following the borrowing, along with justification for the excess.

(ix)                              The Company shall not invest in real estate contracts of sale unless the contracts of sale are in recordable form and appropriately recorded in the chain of title.

ARTICLE X

CONFLICTS OF INTEREST

SECTION 10.1  RELATED PARTY TRANSACTIONS.  Any transaction between the Company and a Sponsor, the Advisor, a Director or an Affiliate thereof may be effected only if a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and the Stockholders.

ARTICLE XI

STOCKHOLDERS

SECTION 11.1  MEETINGS OF STOCKHOLDERS.  There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted.  The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Company’s annual report to Stockholders but not less than thirty (30) days after delivery of such report; the Directors, including the Independent Directors, shall take reasonable efforts to ensure that this requirement is met.  A majority of the Common Shares present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors.  Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and shall be called by an officer of the Company upon written request of Stockholders holding in the aggregate not less than ten percent (10%) of the outstanding Common Shares entitled to be voted on any issue proposed to be considered at any such special meeting.  Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice.  If the meeting is called by written request of Stockholders as described in this Section 11.1, notice of the special meeting shall be sent to all Stockholders within ten (10) days of the receipt of the written request, and the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the holders of Common Shares.  If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors.  Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.

SECTION 11.2  VOTING RIGHTS OF HOLDERS OF COMMON STOCK.  Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the holders of Common Shares shall be entitled to vote only on the following matters: (i) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1 and 6.5 hereof; (ii) an amendment of the Charter, without the necessity for concurrence by the Board; (iii) the Company being a party to a merger, consolidation, share exchange or a transfer of all or substantially all of its assets, notwithstanding that the MGCL may not require the approval of the holders of Common Shares; (iv) dissolution of the Company, without the necessity for concurrence by the Board; and (v) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and declaring that the matter be submitted to the holders of Common Shares for approval or ratification.  Except with respect to the foregoing matters, no action taken by the holders of Common Shares at any meeting shall in any way bind the Board.  Further, except as provided by Section 13.1 hereof, none of the actions in (ii), (iii) or (iv) above may be taken without the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote on the matter.

SECTION 11.3  VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES.  Following the sale of any Common Shares in the Initial Public Offering, with respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the holders of Common Shares regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them, provided the preceding restriction shall only apply to Directors with an interest in the matter submitted to the holders of Common Shares for a vote.  In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such interested Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

SECTION 11.4  RIGHT OF INSPECTION.  Any holder of Common Shares and any designated representative thereof shall be permitted access to the records of the Company to which it is entitled under the MGCL at all reasonable times, and may inspect and copy any of them for a reasonable charge.  Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

SECTION 11.5  ACCESS TO STOCKHOLDER LIST.  An alphabetical list of the names and addresses of the holders of Common Shares, along with the number of Common Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by a holder of Common shares or such holder’s agent at the home office of the Company in accordance with Maryland law.  Each Stockholder who receives a copy of the Stockholder List shall keep such list confidential and shall sign a confidentiality agreement to the effect that such Stockholder will keep the Stockholder List confidential and share such list only with its employees, representatives or agents who agree in writing to maintain the confidentiality of the Stockholder List.

SECTION 11.6  PROXY TO LIQUIDATE.  After six (6) years following the Termination of the Initial Public Offering, if the Company is not then Listed, in the process of Listing or making an orderly liquidation and sale of the Company’s assets, and unless such date is extended by the majority vote of the Directors, including a majority of the Independent Directors, (i) the Board shall adopt a resolution that declares a proposed liquidation (within 30 months of Stockholder approval thereof) is advisable on substantially the terms and conditions set forth in the resolution and directs that the proposed liquidation be submitted for consideration at a meeting of the Stockholders and (ii) the Company shall formally proxy the Stockholders holding Shares entitled to vote thereon to determine whether the Company should be liquidated (the “Proxy to Liquidate”) as soon as reasonably practicable following the receipt of independent appraisals of the Company’s assets, which the Company shall obtain as part of this proxy process, and the filing with and review of such Proxy to Liquidate by the Securities and Exchange Commission if the Company’s securities are then registered with the Commission under the Exchange Act.  Notwithstanding the required Board resolution, the Proxy to Liquidate need not state the Board’s ongoing support of the liquidation proposal if the Board does not support the proposal as of the date of the Proxy to Liquidate.  To ensure that Stockholders are adequately informed when casting their votes, the Proxy to Liquidate furnished to each Stockholder holding Shares entitled to vote thereon shall include financial information setting forth per Share pro forma tax and financial projections that assume that all of the Company’s assets will be sold immediately at prices consistent with their appraised values, or such other information as the Company deems appropriate and informative, provided in all such cases that the furnishing of such information to Stockholders shall not contravene applicable law or applicable rules and regulations of the Securities and Exchange Commission regarding the solicitation of proxies, if such rules are applicable.  The Proxy to Liquidate shall set a meeting of the Stockholders holding Shares entitled to vote thereon no earlier than forty-five (45) days after notice thereof, and the actual voting results shall be tabulated by the Company’s independent accountants or an independent agent, who will receive the votes directly from the Stockholders holding Shares entitled to vote thereon.  The Company shall disclose the complete voting results for the Proxy to Liquidate in the Company’s next annual or quarterly report sent to the Stockholders for the period following the date on which voting was completed.  Under no circumstances, however, shall the Board direct the Operating Partnership to make distributions “in kind” of any assets to the Stockholders under any dissolution conducted pursuant to this Section.

After two years following the Stockholder vote called for above, if the liquidation proposal shall fail to be approved by the Stockholders, then upon receipt by the Secretary of the Company of written requests from Stockholders holding ten percent (10%) or more of the outstanding Common Shares the Board and the Company shall repeat the process described in the preceding paragraph.  The Company shall not be required to send Proxies to Liquidate to Stockholders more frequently than once during every two (2) year period.

SECTION 11.7  TENDER OFFERS.  If any Stockholder makes a tender offer, including, without limitation, a “mini-tender” offer, such Stockholder must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than 5% of the outstanding Securities of the Company, provided, however, that such documents are not required to be filed with the Securities and Exchange Commission.  In addition, any such Stockholder must provide notice to the Company at least ten (10) business days prior to initiating any such tender offer.  If any Stockholder initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Stockholder’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Share of Common Stock purchased in the Company’s latest Offering at full purchase price (not discounted for commission reductions nor for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the Shares as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer.  The Company may purchase such Tendered Shares upon delivery of the purchase price to the Stockholder initiating such Non-Compliant Tender Offer, and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased Shares to the Company.  In addition, any Stockholder who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 11.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Company.  The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Tendered Shares pursuant to this Section 11.7.  In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer.  This Section 11.7 shall be of no force or effect with respect to any Shares that are then Listed.

SECTION 11.8  RIGHTS OF OBJECTING STOCKHOLDERS.  Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions or all transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

SECTION 11.9  UNSOLICITED TAKEOVER STATUTE.  Until such time as the Common Shares are Listed, the Company may not elect to be governed by the provisions of Title 3, Subtitle 8 of the MGCL.

ARTICLE XII

LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES;
TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY

SECTION 12.1  LIMITATION OF STOCKHOLDER LIABILITY.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of his being a Stockholder.  The Common Shares shall be non-assessable by the Company upon receipt by the Company of the consideration for which the Board authorized their issuance.

SECTION 12.2  LIMITATION OF DIRECTOR AND OFFICER LIABILITY.  To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Company shall be liable to the Company or its stockholders for money damages. Neither the amendment nor repeal of this Section 12.2 nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 12.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

SECTION 12.3  INDEMNIFICATION.   The Company shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former directors and officers, whether serving or having or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a director or officer. The Company shall pay or reimburse all reasonable expenses incurred by a present or former director or officer, whether serving or having served, the Company or at its request any other entity, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Company may indemnify any other persons, including a person who served a predecessor of the Company as an officer or director, permitted but not required to be indemnified by Maryland law as applicable from time to time, if and to extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Company or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers under this Section 12.3 in respect of any act or omission that occurred prior to such amendment or repeal.

SECTION 12.4  EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS.  Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument.  The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

ARTICLE XIII

AMENDMENT; ROLLUP TRANSACTIONS; EXTRAORDINARY ACTIONS

SECTION 13.1  AMENDMENT.  The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares of outstanding stock.  All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation.  Notwithstanding anything to the contrary contained herein, a majority of the entire Board (including a majority of the Independent Directors) without the vote or consent of the Stockholders may at any time amend the Charter (a) to increase or decrease the number of aggregate Shares of the Company or the number of Shares of any class or series that the Company has the right to issue, (b) to change the name of the Company, or (c) to change the designation of classes or series of unissued Shares; provided, however, that an amendment of the Charter that adversely affects the rights, preferences and privileges of holders of Common Shares shall require the concurrence of the holders of a majority of the outstanding Common Shares.

SECTION 13.2  EXTRAORDINARY ACTIONS.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE XIV

MISCELLANEOUS

SECTION 14.1  GOVERNING LAW.  These Third Articles of Amendment and Restatement are executed by the individual named below and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the MGCL without regard to conflicts of laws provisions thereof.

SECTION 14.2  RELIANCE BY THIRD PARTIES.  Any certificate shall be final and conclusive as to any persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which this Charter may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Board or Stockholders; (iv) a copy of the Charter or of the Bylaws as a true and complete copy as then in force; (v) an amendment to this Charter; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts that relate to the affairs of the Company.  No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Board or by any duly authorized officer, employee or agent of the Company.

SECTION 14.3  PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

(i)                                     The provisions of this Charter are severable, and if the Board shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this Charter, even without any amendment of this Charter; provided, however, that such determination by the Board shall not affect or impair any of the remaining provisions of this Charter or render invalid or improper any action taken or omitted prior to such determination.  No Director shall be liable for making or failing to make such a determination.

(ii)                                  If any provision of this Charter shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Charter in any jurisdiction.

SECTION 14.4  CONSTRUCTION.  In this Charter, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders.  The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Charter.  In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the MGCL.

SECTION 14.5  RECORDATION.  These Third Articles of Amendment and Restatement and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Board deems appropriate, but failure to file for record these Articles or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles or any amendment hereto.  Any Articles of Amendment and Restatement shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.

THIRD:  The Third Articles of Amendment and Restatement of the Charter as hereinabove set forth were duly advised the Board of Directors of the Company and approved by the sole stockholder of the Company as required by the MGCL.

FOURTH:  The current address of the principal office of the Company is as set forth in Article III of the foregoing Third Articles of Amendment and Restatement of the Charter.

FIFTH:  The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing Third Articles of Amendment and Restatement of the Charter.

SIXTH:  As of the date of the filing of the foregoing Third Articles of Amendment and Restatement of the Charter, the number of directors of the Company and the names of those currently in office are as set forth in Section 6.1 of the foregoing Third Articles of Amendment and Restatement of the Charter.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Behringer Harvard Opportunity REIT II, Inc. has caused these Third Articles of Amendment and Restatement to be signed in its name and on its behalf by its President, and attested by its Secretary, on this      of           , 2012.

By:
Michael J. O’Hanlon
Chief Executive Officer and President

ATTEST

By:
Terri Warren Reynolds
Secretary

THE UNDERSIGNED, Chief Executive Officer and President of Behringer Harvard Opportunity REIT II, Inc., who executed on behalf of said Company the foregoing Third Articles of Amendment and Restatement, of which this certificate is made a part, hereby acknowledges the foregoing Third Articles of Amendment and Restatement to be the corporate act of said Company and, as to all matters or facts required to be verified under oath, further acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

By:
Michael J. O’Hanlon
Chief Executive Officer and President

EXHIBIT B

~~SECOND~~THIRD ARTICLES OF AMENDMENT AND RESTATEMENT

OF

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

FIRST:  Behringer Harvard Opportunity REIT II, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Behringer Harvard Opportunity REIT II, Inc. (the “Company”).  So far as may be practicable, the business of the Company shall be conducted and transacted under that name.  Under circumstances in which the Board determines that the use of the name “Behringer Harvard Opportunity REIT II, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is ~~The Corporation Trust Incorporated, 300 East Lombard~~CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202.  The address of the Company’s principal office in the State of Maryland is c/o ~~The Corporation Trust Incorporated, 300 East Lombard~~CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202.  The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms, when capitalized, shall have the following meanings unless the context otherwise requires:

“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection and acquisition of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance premiums.

“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or other loans or the purchase, development or construction of a Property, including, without limitation, real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.

“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts all or substantially all of these functions.

“ADVISORY MANAGEMENT AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.

“ADVISORY MANAGEMENT AGREEMENT TERMINATION” shall have the meaning as provided in Section 5.3(iii) herein.

“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of that other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by that other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with that other Person; (iv) any executive officer, director, trustee or general partner of that other Person; and (v) any legal entity for which that Person acts as an executive officer, director, trustee or general partner.

“ASSET” means any Property, Mortgage, loan, or other direct or indirect investment (other than investments in bank accounts, money market funds or other current assets) owned by the Company, directly or indirectly through one or more of its Affiliates, and any other investment made by the Company, directly or indirectly through one or more of its Affiliates or Joint Ventures.

“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the Assets, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of the values at the end of each month during the period.

“BOARD” means, collectively, the individuals named in Section 6.1 of the Charter and any other individuals who may be duly elected and qualified to serve as Directors thereafter to replace any such individual or fill a vacancy caused by the death, removal or resignation of any such individual or caused by an increase in the number of Directors.

“BYLAWS” means the bylaws of the Company, as amended from time to time.

“CHANGE OF CONTROL” means any (i) event (including, without limitation, issue, transfer or other disposition of Shares of capital stock of the Company or equity interests in the Operating Partnership, merger, share exchange or consolidation) after which any “person” (as that term is used in Sections 13(d)

and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company or the Operating Partnership representing greater than 50% of the combined voting power of the Company’s or the Operating Partnership’s then outstanding securities, respectively; provided, that, a Change of Control shall not be deemed to occur as a result of any widely distributed public offering of the Common Shares or (ii) direct or indirect sale, transfer, conveyance or other disposition (other than pursuant to clause (i)), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company or the Operating Partnership, taken as a whole, to any “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act).

“CHARTER” means these ~~Second~~Third Articles of Amendment and Restatement and any Articles of Amendment, Articles Supplementary or other modification or amendment thereto.

“CLOSING PRICE” on any date shall mean the last sale price for any class or series of the Common Shares, regular way, or, in case no sale takes place on that day, the average of the closing bid and asked prices, regular way, for the Common Shares, in either case as reported in the principal consolidated transaction reporting system with respect to Common Shares Listed or, if such Common Shares are not Listed, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system or other quotation service that may then be in use or, if the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Common Shares selected by the Board.

“CODE” shall have the meaning provided in Article II herein.

“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning provided in Article I herein.

“COMPANY VALUE” shall mean the actual value of the Company as a going concern based on the difference between (a) the actual value of all of its assets as determined in good faith by the Board, including a majority of the Independent Directors, and (b) all of its liabilities as set forth on its balance sheet for the period ended immediately prior to the determination date, provided that (i) if the Company Value is being determined in connection with a Change of Control that establishes the Company’s net worth, then the Company Value shall be the net worth established thereby and (ii) if the Company Value is being determined in connection with a Listing, then the Company Value shall be equal to the number of outstanding Common Shares multiplied by the Closing Price of a single Common Share averaged over a period of 30 trading days during which the Shares are listed or quoted for trading after the date of Listing.  For purposes hereof, a “trading day” shall be any day on which the NYSE is open for trading, whether or not the Common Shares are then listed on the NYSE and whether or not there is an actual trade of Common Shares on any such day.  If the holder of Convertible Shares disagrees as to the Company Value as determined by the Board, then each of the holder of Convertible Shares and the Company shall name one appraiser and the two named appraisers shall promptly agree in good faith to the appointment of one other appraiser whose determination of the Value shall be final and binding on the parties as to the Company Value.  The cost of such appraisal shall be split evenly between the Company and the Advisor.

“COMPETITIVE REAL ESTATE COMMISSION” means a real estate or brokerage commission paid (or, if no commission is paid, the amount that customarily would be paid) for the purchase or sale of a

Property that is reasonable, customary and competitive in light of the size, type and location of the Property (as determined by the Board, including a majority of the Independent Directors).

“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.

“CONTRACT PURCHASE PRICE” means (i) the amount actually paid and/or budgeted in respect of the purchase, development, construction or improvement of a Property, (ii) the amount of funds advanced with respect to a Mortgage or other loan, or (iii) the amount actually paid and/or budgeted in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses but including any debt attributable to such acquired Assets.

“CONVERSION PRODUCT” means the lesser of (1) the product of 0.2 times the amount, if any, by which (A) the sum of the Company Value as of the date of the Triggering Event plus total Distributions paid to holders of Common Shares through the date of the Triggering Event, exceeds (B) the sum of Invested Capital plus the Stockholders’ 10% Return as of the date of the Triggering Event, or (2) the product of 0.15 times the amount, if any, by which (X) the sum of the Company Value as of the date of the Triggering Event plus total Distributions paid to holders of Common Shares through the date of the Triggering Event, exceeds (Y) the sum of Invested Capital plus the Stockholders’ 6% Return as of the date of the Triggering Event.

“CONVERTIBLE SHARES” shall have the meaning as provided in Section 5.1 herein.

“DEVELOPMENT FEE” means a fee for the packaging of an Asset, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.

“DIRECTOR” means a member of the Company’s Board.

“DISTRIBUTIONS” means any dividends or other distributions of money or other property, pursuant to Section 5.2(iii) hereof, by the Company to owners of Common Shares, including distributions that may constitute a return of capital for federal income tax purposes but excluding distributions that constitute the redemption of any Common Shares and excluding distributions on any Common Shares before their redemption.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.  Reference to any provision of the Exchange Act shall mean the provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“INDEPENDENT APPRAISER” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is a qualified appraiser of Real Property of the type held by the Company or of other Assets as determined by the Board.  Membership in a nationally recognized appraisal society, such as the Appraisal Institute, shall be conclusive evidence of such qualification as to Real Property.

“INDEPENDENT DIRECTOR” means a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor, the Advisor or any of their Affiliates by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Company, (ii) employment by the Company, the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the

Advisor or any of their Affiliates, other than as a Director of the Company, (iv) performance of services for the Company, other than as a Director of the Company, (v) service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates.  Consistent with (v) above, serving as an independent director of or receiving independent director fees from or owning an interest in a REIT or other real estate program organized by the Sponsor or advised or managed by the Advisor or its Affiliates shall not, by itself, cause a Director to be deemed associated with the Sponsor or the Advisor.  A business or professional relationship is considered “material” if the aggregate annual gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Director’s annual gross income during either of the last two calendar years or the Director’s net worth on a fair market value basis.  An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.

“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section 8.1 herein.

“INITIAL PUBLIC OFFERING” means the first Offering.

“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Common Shares issued by the Company by the price paid for each Common Share, reduced by an amount equal to the total number of Common Shares repurchased from Stockholders by the Company (pursuant to any Company plan to repurchase such Common Shares) multiplied by the price paid for each such redeemed Common Share when initially purchased from the Company.

“JOINT VENTURE” means a legal organization formed to provide for the sharing of risks and rewards in an enterprise co-owned and operated for mutual benefit by two or more business partners and established to acquire or hold Assets.

“LEVERAGE” means the aggregate amount of indebtedness of the Company on a consolidated basis for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

“LISTING” means the effective date of the Form 8-A (or any successor form) filed with the Securities and Exchange Commission to register the Common Shares on a national securities exchange and the commencement of trading of the Common Shares on the relevant national securities exchange.  Upon such Listing, the Common Shares shall be deemed Listed.  A Listing shall also be deemed to occur on the effective date of a merger in which the consideration received by the holders of Common Shares is securities of another issuer that are listed on a national securities exchange.

“MGCL” means the Maryland General Corporation Law in effect on the date hereof, and as may be amended from time to time.

“MORTGAGES” means, in connection with mortgage financing provided, invested in, participated in or purchased by the Company, all of the notes, deeds of trust, security interests or other evidence of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under the notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

~~“NASAA REIT GUIDELINES” means the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association on May 7, 2007, and in effect on the date that this Charter is filed with the SDAT.~~

“NET ASSETS” means the total assets of the Company (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

“NET INCOME” means for any period, the Company’s total revenues applicable to the period, less the total expenses applicable to the period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the Sale of the Assets.

“NET SALES PROCEEDS” means in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i) (B) of the definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i) (C) of the definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture).  In the case of a transaction or series of transactions described in clause (i) (D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage or other loan or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses.  In the case of a transaction described in clause (i)(E) of the definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any consideration (including non-cash consideration such as stock, notes or other property or securities) that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale, valued in the reasonable determination of the Company.  Net Sales Proceeds shall not include any reserves established by the Company in its sole discretion.

“NYSE” means the New York Stock Exchange.

“OFFERING” means any public offering of Shares pursuant to an effective registration statement filed under the Securities Act.

“OPERATING PARTNERSHIP” means Behringer Harvard Opportunity OP II, LP, a Delaware limited partnership, through which the Company may conduct operations and own Assets.

“ORGANIZATION AND OFFERING EXPENSES” means any and all costs and expenses incurred by and to be paid from the assets of the Company in connection with preparing the Company for an Offering (including, with respect to the Initial Public Offering, the formation of the Company and including the qualification and registration of the Offering), and the marketing and distribution of Shares, including, without limitation: total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys); expenses for printing, engraving, amending registration statements and supplementing prospectuses; mailing and distributing costs; salaries of employees while engaged in sales activity, such as preparing supplemental sales literature; telephone and other telecommunications costs; all advertising and marketing expenses (including the costs related to investor and broker-dealer meetings); charges of transfer agents, registrars, trustees, escrow holders, depositories and experts; fees, expenses and taxes related to the filing, registration and qualification of the Offering under federal and state laws, including taxes and fees; and accountants’ and attorneys’ fees.

“PERSON” means an individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

“PREFERRED SHARES” shall have the meaning provided in Section 5.1 herein.

“PROPERTY” or “PROPERTIES” means, as the context requires, any or all, respectively, of the Real Property acquired by the Company, either directly or indirectly (including through joint venture arrangements or other partnership or investment interests).

“PRORATED TERM” means the quotient, the numerator of which is the number of days from and including the effective date of the Initial Public Offering through and including the date of the Advisory Management Agreement Termination and the denominator of which is the number of days elapsed from and including the effective date of the Initial Public Offering through and including the date of the Triggering Event.

“PROSPECTUS” has the meaning set forth in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.

“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

~~“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity to the holders of Common Shares.  The term does not include:~~

~~(i)                                     a transaction involving Securities of the Company that have been Listed for at least 12 months; or~~

~~(ii)                                  a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(a)                           voting rights of the holders of Common Shares;~~

~~(b)                           the term of existence of the Company;~~

~~(c)                            Sponsor or Advisor compensation; or~~

~~(d)                           the Company’s investment objectives.~~

“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Company or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or other loan or portion thereof (including with respect to any Mortgage or other loan, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage or other loan and any event with respect to a Mortgage or other loan which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the net proceeds of such transaction or series of transactions are reinvested in one or more Assets within 180 days thereafter.

“SDAT” shall have the meaning as provided in Section 5.5 herein.

“SECURITIES” means any of the following issued by the Company, as the text requires:  Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto.  Reference to any provision of the Securities Act shall mean the provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“SHARES” means shares of capital stock of the Company of any class or series, including Common Shares, Convertible Shares or Preferred Shares.

“SPONSOR” means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person.  Not included is any Person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such.  “Sponsor” does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.  A Person may also be deemed a Sponsor of the Company by: (i) taking the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one or more other Persons, (ii) receiving a material participation in the Company in connection with founding or organizing the business of the Company, in consideration of services or property, or both services and property, (iii) has a substantial number of relationships and contacts with the Company, (iv) possessing significant rights to control Properties, (v) receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry, or (vi) providing goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.

“STOCKHOLDERS” means the holders of record of the Shares as maintained in the books and records of the Company or its transfer agent.

“STOCKHOLDERS’ 6% RETURN” means, as of any date, an aggregate amount equal to a 6% cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a 365-day year); provided, however, that for purposes of calculating the Stockholders’ 6% Return, Invested Capital shall be determined for each day during the period for which the Stockholders’ 6% Return is being calculated net of Distributions attributable to Net Sales Proceeds but (consistent with the definition of Invested Capital) shall always exclude an amount equal to the total number of Common Shares repurchased from Stockholders by the Company (pursuant to any Company plan to repurchase Common Shares) multiplied by the price paid for each such redeemed Common Share when initially purchased from the Company.

“STOCKHOLDERS’ 10% RETURN” means, as of any date, an aggregate amount equal to a 10% cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a 365-day year); provided, however, that for purposes of calculating the Stockholders’ 10% Return, Invested Capital shall be determined for each day during the period for which the Stockholders’ 10% Return is being calculated net of Distributions attributable to Net Sales Proceeds but (consistent with the definition of Invested Capital) shall always exclude an amount equal to the total number of Common Shares repurchased from Stockholders by the Company (pursuant to any Company plan to repurchase Common Shares) multiplied by the price paid for each such redeemed Common Share when initially purchased from the Company.

“TERMINATION DATE” means the date of termination of the Advisory Management Agreement.

“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company, excluding an Offering of shares pursuant to the Reinvestment Plan (as defined below) or (ii) the date on which all shares offered in the Initial Public Offering are sold, excluding shares that may be sold pursuant to the Reinvestment Plan.

“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company (on a consolidated basis), as determined under generally accepted accounting principles, which are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with Section 8.7 hereof, notwithstanding the next succeeding clause (vi); and (vi) Acquisition Fees and Acquisition Expenses, real estate commissions on the Sale of Property, and other fees and expenses connected with the acquisition, operation, ownership and disposition of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

“TRIGGERING EVENT” shall have the meaning as provided in Section 5.3(iii)(a) herein.

“UNIMPROVED REAL PROPERTY” means Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE V

STOCK

SECTION 5.1  AUTHORIZED SHARES.  The total number of Shares that the Company shall have authority to issue is 400,001,000 Shares, of which (i) 350,000,000 shall be designated as common stock, $0.0001 par value per Share (the “Common Shares”); (ii) 1,000 shall be designated as non-participating, non-voting, convertible stock, $0.0001 par value per share (the “Convertible Shares”); and (iii) 50,000,000 shall be designated as preferred stock, $0.0001 par value per Share (the “Preferred Shares”).  The aggregate par value of all authorized shares of stock having par value is $40,000.10.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2(ii) or Section 5.4 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Article.  To the extent permitted by Maryland law, the Board, without any action by the Stockholders, may amend the Charter from time to time to (i) increase or decrease the aggregate number of Shares that the Company has the authority to issue, (ii) increase or decrease the number of Shares of any class or series that the Company has authority to issue, or (iii) classify or reclassify any unissued Shares by setting or changing the preferences, conversion or other rights, restrictions, limitations as to dividends or other distributions, qualifications or terms and conditions of redemption of such Shares.  The Company shall at all times reserve and keep available, out of its authorized but unissued Shares, such number of Shares as shall from time to time be sufficient solely for the purpose of effecting the redemption, conversion or exchange of outstanding limited partnership interests of the Operating Partnership, other than those owned by the Company, which are convertible or exchangeable into Shares.  The Company shall issue Shares upon the redemption, conversion or exchange of such limited partnership interests in accordance with the terms of the partnership agreement of the Operating Partnership.

SECTION 5.2  COMMON SHARES.

(i)                                     COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES.  The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)                                  DESCRIPTION.  Subject to the provisions of Section 5.10 hereof and except as may otherwise be specified in the terms of any class or series of Common Shares, each Common Share shall entitle the holder thereof to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof.  Shares of a particular class of Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights.  The Board may classify or reclassify any unissued Common Shares from time to time in one or more classes or series of stock.

(iii)                               DISTRIBUTION RIGHTS.  The Board from time to time may authorize and the Company may pay to Stockholders the dividends or other distributions in cash or other property as the Board in its discretion shall determine.  The Board shall endeavor to authorize, and the Company shall pay to the extent authorized, such dividends and distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared by the Company.  The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding.  The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of the Shares and from all liability to see to the application thereof.  Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (a) the Board advises each holder of Common Shares of the risks associated with direct ownership of the property, (b) the Board offers each holder of Common Shares the election of receiving such in-kind distributions, and (c) in-kind distributions are made only to those holders of Common Shares that accept the offer.

(iv)                              RIGHTS UPON LIQUIDATION.  In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with the MGCL.  Each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of the aggregate assets available for distribution as the number of outstanding Common Shares held by the holder bears to the total number of Common Shares then outstanding.

(v)                                 VOTING RIGHTS.  Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a holder of Common Shares shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company.

SECTION 5.3   CONVERTIBLE SHARES.

(i)                                     DISTRIBUTION RIGHTS.  The holders of the outstanding Convertible Shares shall not be entitled to receive dividends or other distributions on the Convertible Shares.

(ii)                                  VOTING RIGHTS.

(a)                                 Except for the voting rights expressly conferred by this Section 5.3(ii), the holders of the outstanding Convertible Shares shall not be entitled (I) to vote on any matter, or (II) to receive notice of, or to participate in, any meeting of Stockholders at which they are not entitled to vote.

(b)                                 The affirmative vote of the holders of at least two-thirds of the outstanding Convertible Shares, voting together as a single class for such purposes with each share entitled to one vote, shall be required for the adoption of any amendment, alteration or repeal of any provision of the Charter that materially and adversely changes the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms and conditions of redemption of the Convertible Shares (it being understood that an increase in the number of Directors is not such a material and adverse change).

(iii)                               CONVERSION.

(a)                                 Each outstanding Convertible Share shall become convertible into a number of Common Shares as and at the time set forth in paragraph (b) of this Section 5.3(iii), automatically and without any further action required, upon the occurrence of the first to occur of any of the following events (the “Triggering Event”): (A) the date when the Company shall have paid total Distributions in an amount equal to or in excess of the sum of Invested Capital and the Stockholders’ 10% Return; or (B) Listing.

(b)                                 If the Triggering Event occurs prior to an Advisory Management Agreement Termination (as defined below), each Convertible Share shall be converted into a number of Common Shares equal to 1/1000 of the result of (I) the Conversion Product divided by (II) the quotient of the Company Value divided by the number of outstanding Common Shares on the date of the conversion.  Such conversion, in the case of conversion upon Listing, will not occur until the 31st trading day after the date of the Listing.  If the Triggering Event occurs after an Advisory Management Agreement Termination, then each Convertible Share shall be converted into that number of Common Shares as set forth above multiplied by the Prorated Term.

(c)                                  An “Advisory Management Agreement Termination” shall mean a termination or expiration without renewal (except to the extent of a termination or expiration with the Company followed by the adoption of the same or substantially similar Advisory Management Agreement with a successor, whether by merger, consolidation, sale of all or substantially all of the assets of the Company, or otherwise) of the Company’s Advisory Management Agreement with Behringer Harvard Opportunity Advisors II LP for any reason except for a termination or expiration without renewal due to a material breach by Behringer Harvard Opportunity Advisors II LP of the Advisory Management Agreement.

(d)                                 If, in the good faith judgment of the Board, full conversion of the Convertible Shares would jeopardize the Company’s status as a REIT, then only such number of Convertible Shares (or fraction thereof) shall be converted into Common Shares such that the Company’s REIT status is not jeopardized.  Each remaining Convertible Share shall convert as provided herein when the Board of Directors determines that conversion of such Convertible Share would not jeopardize the Company’s qualification as a REIT.  The Board of Directors shall consider whether it can make this determination at least once per quarter following a Triggering Event.

(e)                                  As promptly as practicable after a Triggering Event, the Company shall issue and deliver to each holder of Convertible Shares a certificate or certificates representing the number of Common Shares into which his, her or its Convertible Shares were converted (or shall cause the issuance of the Common Shares to be reflected in the Company’s stock ledger, if the Common Shares are uncertificated).  The person in whose name the Common Shares are issued shall be deemed to have become a Stockholder of record on the date of conversion.

(f)                                   The issuance of Common Shares on conversion of outstanding Convertible Shares shall be made by the Company without charge for expenses or for any tax in respect of the issuance of the Common Shares.

(g)                                  In the event of any reclassification or recapitalization of the outstanding

Common Shares (except a change in par value, or from no par value to par value, or subdivision or other split or combination of shares), or in case of any consolidation or merger to which the Company is a party, except a merger in which the Company is the surviving corporation and which does not result in any reclassification or recapitalization, the Company or the successor or purchasing business entity shall provide that the holder of each Convertible Share then outstanding shall thereafter continue to have the right, with as nearly the same economic rights and effects as possible, to convert, upon a Triggering Event, the Convertible Shares into the kind and amount of stock and other securities and property received by holders of the Common Shares of the Company in connection with the reclassification, recapitalization, consolidation or merger.  The provisions of this paragraph (g) of this Section 5.3(iii) shall similarly apply to successive reclassifications, recapitalizations, consolidations or mergers.

(h)                                 Common Shares issued on conversion of Convertible Shares shall be issued as fully paid shares and shall be nonassessable by the Company. The Company shall, at all times, reserve and keep available, for the purpose of effecting the conversion of the outstanding Convertible Shares, the number of its duly authorized Common Shares as shall be sufficient to effect the conversion of all of the outstanding Convertible Shares.

(i)                                     Convertible Shares converted as provided herein shall become authorized but unissued Common Shares.

(iv)                              EXCEPTED HOLDER LIMIT FOR HOLDER OF CONVERTIBLE SHARES.  For purposes of Section 5.10 hereof, the holder of the Convertible Shares shall have an Excepted Holder Limit (as such term is defined in Section 5.10) of a 20% interest (in value or number of as-converted shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares of the Company, subject to adjustment pursuant to Section 5.10(ii)(g), including any adjustment approved by the Board.

SECTION 5.4   PREFERRED SHARES.  The Board is hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares.  Prior to the issuance of each such class or series, the Board, by resolution, shall fix the number of shares to be included in each series, and the designation, preferences, terms, rights, restrictions, limitations, qualifications and terms and conditions of redemption of the shares of each class or series, if any.  The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(i)                                     The designation of the series, which may be by distinguishing number, letter or title.

(ii)                                  The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(iii)                               The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(iv)                              The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

(v)                                 The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

(vi)                              Whether the shares of the series shall be convertible into shares of any other class or series or any other security of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(vii)                           Restrictions on the issuance of shares of the same series or of any other class or series.

(viii)                        The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.4; provided, however, that, when a privately issued Preferred Share is entitled to vote on a matter with the holders of Common Shares, the relationship between the number of votes per privately issued Preferred Share and the consideration paid to the Company for each privately offered Preferred Share shall not exceed the relationship between the number of votes per any publicly offered Share and the book value per outstanding Common Share.

(ix)                              Any other relative rights, preferences and limitations on that series, subject to the express provisions of any other series of Preferred Shares then outstanding.  Notwithstanding any other provision of the Charter, the Board may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

SECTION 5.5  CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified shares of any class or series, the Board by resolution shall:  (a) designate that class or series to distinguish it from all other classes and series of stock of the Company; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Section 5.10 and subject to the express terms of any class or series of stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”).  Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.5 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

SECTION 5.6   CHARTER AND BYLAWS.  The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

SECTION 5.7   GENERAL NATURE OF SHARES.  All Shares shall be personal property entitling the Stockholders only to those rights provided in the Charter, the MGCL or the resolution creating any class or series of Shares.  The legal ownership of the Company’s assets and the right to conduct the business of the Company are vested exclusively in the Board; the Stockholders shall have no interest therein other than the beneficial interest in the Company conferred by their Shares and shall have no right to compel any partition, division, dividend or distribution of the Company or any of the Company’s assets.  The death of a Stockholder shall not terminate the Company or give his or her legal representative any rights against other Stockholders, the Board, the Company or the Company’s assets, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the

Company to reflect on its books the change in ownership of the Shares.  Holders of Shares shall not have any preemptive or other right to purchase or subscribe for any class of Securities of the Company that the Company may at any time issue or sell.

SECTION 5.8   NO ISSUANCE OF SHARE CERTIFICATES.  Until Listing, the Company shall not issue share certificates to holders of Common Shares.  A Stockholder’s investment shall be recorded on the books of the Company.  To transfer his or her Shares, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request.  Such transfer will also be recorded on the books of the Company.  Upon issuance or transfer of Shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such stock, as required by the Bylaws and the MGCL or other applicable law. The Board may authorize the issuance of Preferred Shares or Convertible Shares without certificates.

SECTION 5.9   [RESERVED.]

~~SECTION 5.9   SUITABILITY OF STOCKHOLDERS.  Upon the Commencement of the Initial Public Offering and until Listing, the following provisions shall apply:~~

~~(i)                                     INVESTOR SUITABILITY STANDARDS.  To purchase Common Shares, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), the individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:~~

~~(a)                                 that the individual (or, in the case of a fiduciary, that the beneficiary, fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the Shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or~~

~~(b)                                 that the individual (or, in the case of a fiduciary, that the beneficiary, fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the Shares if the grantor or donor is the fiduciary) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.~~

~~The Company may require higher or lower suitability standards from purchasers residing in a particular jurisdiction at the request or with the permission of the official or agency administering the securities laws of the jurisdiction.~~

~~(ii)                                  DETERMINATION OF SUITABILITY OF SALE.  The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Common Shares is a suitable and appropriate investment for each Stockholder.  In making this determination, the Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder:  (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Common Shares; (4) the restrictions on transferability of the Common Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.~~

                                                ~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder.  Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

                                                ~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall cause to be maintained for at least six years records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder.~~

                                                ~~The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company may each rely, for satisfaction of all of its obligations under this Section 5.9(ii), upon (i) the Person directly selling such Shares if that Person is an FINRA member broker dealer which has entered into a selling agreement with the Sponsor or the Company or their Affiliates or (ii) a registered investment adviser that has entered into an agreement with the Sponsor or the Company or their Affiliates to make suitability determinations with respect to the clients of the registered investment adviser who may purchase Shares.~~

~~(iii)                               MINIMUM INVESTMENT AND TRANSFER.  Until the Common Shares are Listed, each issuance or transfer of Common Shares shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in Company’s registration statement filed under the Securities Act for the Initial Public Offering as such registration statement has been amended or supplemented as of the date of such issuance or transfer.~~

SECTION 5.10  RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)                                     DEFINITIONS.  For purposes of Section 5.10, the following terms shall have the following meanings:

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CHARITABLE BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Section 5.10(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“COMMON SHARE OWNERSHIP LIMIT” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares of the Company.

“CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and

“Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by this Charter (including pursuant to Section 5.3(iv) hereof) or by the Board pursuant to Section 5.10(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.10(ii)(g), the percentage limit established by the Board pursuant to Section 5.10(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date or, in the event that no Closing Price is available for such Shares, the fair market value of the Shares, as determined in good faith by the Board.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act, and a group to which an Excepted Holder Limit applies.

“PREFERRED SHARE OWNERSHIP LIMIT” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Preferred Shares of the Company.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.10(ii)(a), would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day after the Commencement of the Initial Public Offering on which the Company determines pursuant to Section 7.2(ii) of the Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any Securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section 5.10(iii)(a).

“TRUSTEE” means the Person, unaffiliated with the Company or a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)                                  SHARES.

(a)                           OWNERSHIP LIMITATIONS.  During the period commencing on the date of the Company’s qualification as a REIT and prior to the Restriction Termination Date, but subject to Section 5.11 hereof:

(I)                             BASIC RESTRICTIONS.

(A) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Preferred Shares in excess of the Preferred Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B) No Person shall Beneficially or Constructively Own Shares to the extent that the Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from the tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C) Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(II)                        TRANSFER IN TRUST.  If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 5.10(ii)(a)(I)(A) or (B),

(A) then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 5.10(ii)(a)(I)(A) or (B) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.10(iii), effective as of the close of business on the Business Day prior to the date of the Transfer, and such Person shall acquire no rights in the shares; or

(B) if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 5.10(ii)(a)(I)(A) or (B), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 5.10(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in the Shares.

(b)                           REMEDIES FOR BREACH.  If the Board or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event that has purported to have taken place that would result in a violation of Section 5.10(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 5.10(ii)(a) (whether or not the violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent the Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to the Transfer on the books of the Company or instituting proceedings to enjoin the Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.10(ii)(a) shall automatically result in the transfer to the Trust described above, and, where applicable, the Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c)                            NOTICE OF RESTRICTED TRANSFER.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 5.10(ii)(a)(I) or any Person who would have owned Shares that resulted in a transfer to the Trust pursuant to the provisions of Section 5.10(ii)(a)(II) shall immediately give written notice to the Company of the event, or in the case of a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company the other information as the Company may request in order to determine the effect, if any, of the Transfer on the Company’s status as a REIT.

(d)                           OWNERS REQUIRED TO PROVIDE INFORMATION.  From the Commencement of the Initial Public Offering and prior to the Restriction Termination Date:

(I)                             every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of the owner, the number of Shares Beneficially Owned and a description of the manner in which the Shares are held.  Each such owner shall provide to the Company the additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Common Share Ownership Limit and Preferred Share Ownership Limit; and

(II)                        each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Company the information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e)                            REMEDIES NOT LIMITED.  Subject to Section 7.2(ii) of the Charter, nothing contained in this Section 5.10(ii)(e) shall limit the authority of the Board to take any other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(f)                             AMBIGUITY.  In the case of an ambiguity in the application of any of the provisions of this Section 5.10(ii), Section 5.10(iii), or any definition contained in Section 5.10(i), the Board shall have the power to determine the application of the provisions of this Section 5.10(ii) or Section 5.10(iii) or any such definition with respect to any situation based on the facts known to it.  In the event Section 5.10(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 5.10.

(g)                            EXCEPTIONS.

(I)                             Subject to Section 5.10(ii)(a)(I)(B), the Board, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Common Share Ownership Limit and the Preferred Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(A) the Board obtains the representations and undertakings from the Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such Shares will violate Section 5.10(ii)(a)(I)(A) or (B);

(B) the Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such additional representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from the tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C) the Person agrees that any violation or attempted violation of the representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.10(ii)(a) through Section 5.10(ii)(f)) will result in such Shares being automatically transferred to a Trust or in the purported Transfer of such Shares being void ab initio in accordance with Section 5.10(ii)(a) and Section 5.10(iii).

(II)                        Prior to granting any exception pursuant to Section 5.10(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board may impose the conditions or restrictions as it deems appropriate in connection with granting such exception.

(III)                   Subject to Section 5.10(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of Shares (or Securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Common Share Ownership Limit, the Preferred Share Ownership Limit or both such limits, but only to the extent necessary to facilitate the Offering or private placement.

(IV)                    The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit or the Preferred Share Ownership Limit.

(h)                           NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER.  Upon issuance or Transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the Shares purchased or otherwise Transferred, in lieu of issuance of a Share certificate, in a form substantially similar to the following:

The securities of Behringer Harvard Opportunity REIT II, Inc. are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended.  Subject to certain further restrictions and except as expressly provided in this Charter, (i) no Person may Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (in value or number of Shares) of the outstanding Common Shares of the Company unless the Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Preferred Shares of the Company in excess of 9.8% (in value or number of Shares) of the outstanding Preferred Shares of the Company unless the Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if the Transfer would result in the Shares of the Company being owned by fewer than 100 Persons.  Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares that cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Company.  If any of the restrictions on transfer or ownership are or would be violated, the Shares will be deemed to have automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries upon such transfer.  In addition, the Company may redeem Shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above.  Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.

~~Until the Common Shares are Listed, to purchase Common Shares, the purchaser must represent to the Company:  (i) that the purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or (ii) that the purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.  Until the Common Shares are Listed, each issuance or transfer of Common Shares shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in Company’s registration statement filed under the Securities Act for the Initial Public Offering as such registration statement has been amended or supplemented as of the date of such issuance or transfer.~~

All capitalized terms in this notice have the meanings defined in the Charter of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Company on request and without charge.

Instead of the foregoing notice, at the time of issue or transfer of shares without certificates, the Company may send the Stockholder a written statement indicating that the Company will furnish information about the restrictions on transfer to the Stockholder on request and without charge.  If the Company issues Shares with certificates, each certificate shall either contain the notice set forth above or shall state that the Company will furnish information about the restrictions on transfer to the Stockholder on request and without charge.

(iii)                               TRANSFER OF SHARES IN TRUST.

(a)                           OWNERSHIP IN TRUST.  Upon any purported Transfer or other event described in Section 5.10(ii)(a)(II) that would result in a transfer of Shares to a Trust, such Shares shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 5.10(ii)(a)(II).  The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.10(iii)(f).

(b)                           STATUS OF SHARES HELD BY THE TRUSTEE.  Shares held by the Trustee shall be issued and outstanding Shares of the Company.  The Prohibited Owner shall have no rights in the Shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

(c)                            DIVIDEND AND VOTING RIGHTS.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Company that the Shares have been transferred to the Trustee shall be paid by the recipient of the dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to Shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares have been transferred to the Trustee and (ii) to recast the vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast the vote.  Notwithstanding the provisions of this Section 5.10, until the Company has received notification that Shares have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d)                           SALE OF SHARES BY TRUSTEE.  Within 20 days of receiving notice from the Company that Shares have been transferred to the Trust, the Trustee of the Trust shall sell the Shares held in the Trust to a person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 5.10(ii)(a)(I).  Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.10(iii)(d).  The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Trust and (2) the price per Share received by the Trustee from the sale or other disposition of the Shares held in the Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.10(iii)(c).  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Company that Shares have been transferred to the Trustee, the Shares are sold by a Prohibited Owner, then (i) the Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for the Shares that exceeds the amount that the Prohibited Owner was entitled to receive pursuant to this Section 5.10, the excess shall be paid to the Trustee upon demand.

(e)                            PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.  Shares transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in the transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of the devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer.  The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.10(iii)(c).  The Company may pay the amount of the reduction to the Trustee for the benefit of the Charitable Beneficiary.  The Company shall have the right to accept such offer until the Trustee has sold the Shares held in the Trust pursuant to Section 5.10(iii)(d).  Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)                             DESIGNATION OF CHARITABLE BENEFICIARIES.  By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section 5.10(ii)(a)(I) in the hands of the Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION 5.11  SETTLEMENTS.  Nothing in Section 5.10 shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the NYSE or other national securities exchange on which the Common Shares are Listed.  The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Section 5.10, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section 5.10.

SECTION 5.12  SEVERABILITY.  If any provision of Section 5.10 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.10 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of the court.

SECTION 5.13  ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.10.

SECTION 5.14  NON-WAIVER.  No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

SECTION 5.15  REPURCHASE OF SHARES.  The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Company as determined by the Board.  The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Company.

SECTION 5.16  DISTRIBUTION REINVESTMENT PLANS.  The Board may establish, from time to time, a distribution reinvestment plan or plans (each, a “Reinvestment Plan”).  Under any such

Reinvestment Plan, (i) all material information regarding distributions to the holders of Common Shares and the effect of reinvesting such distributions, including the tax consequences thereof, shall be provided to the holders of Common Shares not less often than annually, and (ii) each holder of Common Shares participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.

ARTICLE VI

BOARD OF DIRECTORS

SECTION 6.1   NUMBER OF DIRECTORS.  The number of Directors of the Company shall be ~~five~~six (~~5~~6).  Except as otherwise set forth herein, the number of Directors may be increased or decreased from time to time pursuant to the Bylaws by the affirmative vote of a majority of the members then serving on the Board; provided, however, that such number shall be not more than 15 nor less than three (3).  A majority of the seats on the Board shall be for Independent Directors.  Any vacancies, including those which arise by reason of an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum.  Unless these are vacancies in all Independent Director seats, Independent Directors shall nominate replacements for vacancies in the Independent Director positions.  No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Shares issued by the Company.  For the purposes of voting for Directors, each Share of stock may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted.  Cumulative voting for Directors is prohibited.

The names of the ~~five~~six Directors who shall serve on the Board until the next annual meeting of the Stockholders and until their successors are duly elected and qualified, subject to the filling of vacancies or an increase in the number of Directors prior to the next annual meeting of the Stockholders, are:

Robert M. Behringer

Robert S. Aisner

Andreas K. Bremer

Diane S. Detering-Paddison

Cynthia Pharr Lee

Jeffrey P. Mayer

SECTION 6.2   EXPERIENCE.  Each Director, other than Independent Directors, shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company.  At least one of the Independent Directors shall have three years of relevant real estate experience.

SECTION 6.3   COMMITTEES.  Subject to the MGCL, the Board may establish committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.

SECTION 6.4   TERM.  Each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies.  Directors may be elected to an unlimited number of successive terms.

~~SECTION 6.5   FIDUCIARY OBLIGATIONS.  The Directors serve in a fiduciary capacity to the Company and the holders of Common Shares.  The Directors also have a fiduciary duty to the holders of~~

~~Common Shares to supervise the relationship of the Company with the Advisor.~~

SECTION ~~6.6~~6.5   RESIGNATION, REMOVAL OR DEATH.  Any Director may resign by written notice to the Board, effective upon execution and delivery to the Company of the written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote generally in the election of directors, subject to the rights of any Preferred Shares to vote for the Directors. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if a Director should be removed.

SECTION ~~6.7~~6.6   RATIFICATION OF CHARTER BY INDEPENDENT DIRECTORS.  This Charter shall be reviewed and ratified by the Board, including by a majority of the Independent Directors, at the first meeting of the Board following the date that the Board consists of a majority of Independent Directors.

ARTICLE VII

POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1  GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board, and the Board shall have full, exclusive and absolute power, control and authority over the Company’s assets and over the business of the Company as if it, in its own right, was the sole owner thereof, except as otherwise limited by this Charter.  In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that the policies are carried out.  The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company.  The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board.  Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive.

SECTION 7.2   SPECIFIC POWERS AND AUTHORITY.  Subject only to the express limitations set forth herein, and in addition to all other powers and authority conferred by the Charter by law, the Board, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

(i)                                     INVESTMENTS.  The Board shall have the power and authority to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether the property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Board may deem proper (including cash, property of any kind or Securities of the Company).

(ii)                                  REIT QUALIFICATION.  The Board shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the REIT Provisions of the Code, unless the Board, in its sole discretion, determines at any time, due to changes in tax legislation or otherwise, that qualification as a REIT is not in the best interests of the Company.  Following REIT qualification, the Board shall use its commercially reasonable best efforts to take the actions as are necessary, and may take the actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board determines that it no longer is in the best interests of the Company to qualify as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code.  The Board also may determine that compliance with any restriction or limitation set forth in this Charter which is intended to preserve the status of the Company as a REIT, including, without limitation, the restrictions and limitations on stock ownership and transfers in Section 5.10 hereof, is no longer required for REIT qualification and may waive compliance with any restriction or limitation during any period in which the Board has determined not to pursue or preserve the Company’s status as a REIT.

(iii)                               SALE, DISPOSITION AND USE OF COMPANY ASSETS.  The Board shall have the power and authority to (A) sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or any Director) any or all of the Company’s assets, (B) dispose of any or all of the Company’s assets by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of the purposes executed and delivered for and on behalf of the Company or the Board by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on the terms as it deems appropriate, (C) give consents and make contracts relating to the Company’s assets and their use or other property or matters, (D) develop, improve, manage, use, alter or otherwise deal with the Company’s assets, and (E) rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.  This clause (iii) shall in no way limit the voting rights of stockholders set forth in Section 11.2.

(iv)                              FINANCINGS.  The Board shall have the power and authority (a) to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms (1) may include evidencing the same by issuance of Securities of the Company and (2) may have such provisions as the Board may determine; (b) to reacquire such Securities; (c) to enter into other contracts or obligations on behalf of the Company to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and (e) to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company; provided, however, that the Company’s Leverage shall be limited by the provisions of Section ~~9.4~~9.3(viii) hereof.

(v)                                 LENDING.  Subject to all applicable limitations in the Charter, including without limitation Section 10.3 hereof, the Board shall have the power and authority to lend money or other assets of the Company on the terms, for the purposes and to the Persons as it may determine.

(vi)                              ISSUANCE OF SECURITIES.  Subject to the provisions of Article V hereof, the Board may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or other Securities, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to the restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

(vii)                           EXPENSES AND TAXES.  The Board shall have the power and authority (A) to pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Board, for carrying out the purposes of the Charter and conducting the business of the Company, including (1) compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company and (2) any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company’s assets or the Directors in connection therewith and (B) to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any charges, expenses or liabilities.

(viii)                        COLLECTION AND ENFORCEMENT.  The Board shall have the power and authority to collect, sue for and receive money or other property due to the Company; to consent to extensions of time for the payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company’s assets or the Company’s affairs; and to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

(ix)                              DEPOSITS.  The Board shall have the power and authority to deposit funds or Securities constituting part of the Company’s assets in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not the deposits will draw interest, subject to withdrawal on the terms and in the manner as the Board may determine.

(x)                                 VALUATION OF ASSETS.  The Board shall have the power and authority to determine the value of all or any part of the Company’s assets and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company’s assets, all in accordance with such appraisals or other information as are reasonable and necessary, in its sole judgment.

(xi)                              OWNERSHIP AND VOTING POWERS.  The Board shall have the power and authority to exercise all of the rights, powers, options and privileges pertaining to the ownership of any of the Company’s assets to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

(xii)                           OFFICERS, ETC.; DELEGATION OF POWERS.  The Board shall have the power and authority to elect, appoint or employ the officers for the Company and the committees of the Board with the powers and duties as the Board may determine, the Company’s Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including any Director and any Person who is an Affiliate of any Director) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on the terms as the Board may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of the Board or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Board or as their attorneys or otherwise, as the Board may determine; and to establish committees as it deems appropriate.

(xiii)                        ASSOCIATIONS.  The Board shall have the power and authority to cause the Company to enter into Joint Ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

(xiv)                       REORGANIZATIONS, ETC.  The Board shall have the power and authority to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company’s assets, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Board deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Charter, to merge or consolidate the Company with any

Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company’s assets to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, securities or any other interests.

(xv)                          INSURANCE.  The Board shall have the power and authority to purchase and pay for out of the Company’s assets insurance policies insuring the Stockholders, the Company and the Company’s assets against any and all risks, and insuring the Directors, officers, Advisors and Affiliates of the Company, individually (each an “Insured”) against all claims and liabilities of every nature arising by reason of each Insured holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against the claim or liability~~, provided that the indemnification be limited to that permitted by Section 12.3 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws~~.  Nothing contained herein shall preclude the Company from purchasing and paying for the types of insurance, including extended coverage liability and casualty and workers’ compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that the addition does not add to the premiums payable by the Company.  The Board’s power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable federal and state laws ~~and the NASAA REIT Guidelines~~.

(xvi)                       DISTRIBUTIONS.  The Board shall have the power and authority to authorize dividends for declaration and payment by the Company or other distributions to Stockholders.

(xvii)                    DISCONTINUE OPERATIONS; BANKRUPTCY.  The Board shall have the power and authority to discontinue the operations of the Company; to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to the foreclosure; to confess judgment against the Company (as hereinafter defined); or to take such other action with respect to indebtedness or other obligations of the Directors, the Company’s assets or the Company as the Board, in such capacity, and in its discretion may determine.

(xviii)                 FISCAL YEAR.  Subject to the Code, the Board shall have the power and authority to adopt, and from time to time to change, the fiscal year for the Company.

(xix)                       SEAL.  The Board shall have the power and authority to adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

(xx)                          BYLAWS.  The Board shall have the exclusive power and authority to adopt, implement and from time to time alter, amend or repeal the Bylaws.

(xxi)                       LISTING SHARES.  The Board shall have the power and authority to cause the Listing of the Common Shares at any time after completion of the Initial Public Offering.

(xxii)                    FURTHER POWERS.  The Board shall have the power and authority to do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers that it deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Charter, even if the powers are not specifically provided hereby.

SECTION 7.3  DETERMINATION BY BOARD OF BEST INTEREST OF COMPANY.  The

determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board consistent with the Charter, shall be final and conclusive and shall be binding upon the Company and every Stockholder:  (a) the amount of the Net Income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions; (b) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) any interpretation of a provision of this Charter, including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of Shares; (e) the fair value, or any sale, bid or ask price to be applied in determining the fair value, of any asset owned or held by the Company or of any Shares; (f) the number of Shares of any class; (g) any matter relating to the acquisition, holding and disposition of any assets by the Company; (h) any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; or (i) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board.

~~SECTION 7.4  BOARD ACTION WITH RESPECT TO CERTAIN MATTERS.  A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.~~

ARTICLE VIII

ADVISOR

SECTION 8.1  APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR.  The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company.  However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate the authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable.  The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained.  Prior to the sale of a Share in the Initial Public Offering, the Company shall require that the initial Advisor or its Affiliate make an initial investment of at least $200,000 in the Company.  The Company shall restrict the transfer of this initial investment while the Advisor remains a Sponsor except for transfers to Affiliates of the Advisor.

SECTION 8.2  SUPERVISION OF ADVISOR.  The Board shall review and evaluate the qualifications of the Advisor before entering into an Advisory Management Agreement and shall evaluate the performance of the Advisor before renewing an Advisory Management Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board.  The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board.  The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled.  The Independent Directors are responsible for reviewing the fees and expenses of the Company at least annually and with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board.  The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that the compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter.  The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Company to determine that the provisions of the Advisory Management Agreement are being carried out.  ~~Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account.~~  The Independent Directors ~~may also~~shall consider all ~~other~~ factors that they deem relevant, and the findings of the Independent Directors on ~~each of~~ the factors considered shall be recorded in the minutes of the Board.  The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

SECTION 8.3  FIDUCIARY OBLIGATIONS.  The Advisor shall have a fiduciary duty and responsibility to the Company and to the holders of Common Shares.

SECTION 8.4  AFFILIATION AND FUNCTIONS.  The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

SECTION 8.5  TERMINATION.  Either a majority of the Independent Directors or the Advisor may terminate the Advisory Management Agreement on 60 days’ written notice without cause or penalty, and, in that event, the Advisor will cooperate with the Company and the Board in making an orderly transition of the advisory function.

SECTION 8.6  COMMISSION ON SALE OF ASSETS.  The Company may pay the Advisor or an Affiliate thereof a disposition fee upon the Sale of one or more Assets, in an amount equal to the lesser of (i) one-half (1/2) of the Competitive Real Estate Commission (including the disposition fee paid to the Advisor or its Affiliate), or (ii) three percent (3%) of the sales price of such Asset.  Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties or Asset or Assets, as determined by a majority of the Independent Directors.  In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such Asset.

SECTION 8.7  INCENTIVE FEES.  The Company may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of the interest is reasonable.  Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to the Stockholders’ 6% Return.  In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Assets by each respective Advisor or any Affiliate.

SECTION 8.8  ACQUISITION FEES.  The Company shall not purchase an Asset if the Acquisition Fees and Acquisition Expenses incurred in connection therewith are not reasonable or if they exceed an amount equal to 6% of the Contract Purchase Price, or, in the case of a Mortgage, 6% of the funds advanced, provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

SECTION 8.9  REIMBURSEMENT FOR TOTAL OPERATING EXPENSES.  The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for the four consecutive fiscal quarters then ended unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified.  After the end of any fiscal quarter of the Company for which there is an Excess Amount for the four consecutive fiscal quarters then ended, such fact shall be disclosed in the next quarterly report of the Company or shall be disclosed in writing and sent to the holders of Common Shares within 60 days of such quarter-end, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified.  Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board.  In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Company the amount by which the expenses exceeded the 2%/25% Guidelines.  Reimbursement by the Company of the Advisor for all or any portion of the Total Operating Expenses that exceed the limitation of the 2%/25% Guidelines may, at the option of the Advisor, be deferred without interest and may be reimbursed in any subsequent period where such limitation would permit such reimbursement if the Total Operating Expenses were incurred during such period.

SECTION 8.10  CORPORATE OPPORTUNITIES.  For so long as the Company is externally advised by the Advisor, the Company has no interest in any opportunity known to the Advisor or an Affiliate thereof unless it has been recommended to the Company by the Advisor.  The preceding sentence shall be of no consequence except in connection with the application of the corporate opportunity doctrine.

ARTICLE IX

INVESTMENT POLICIES AND LIMITATIONS

SECTION 9.1  INVESTMENT POLICIES.  The Board shall establish written policies on investments and borrowings and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to ensure such policies are carried out.  Independent Directors shall review the investment policies of the Company with sufficient frequency (and, upon Commencement of the Initial Public Offering, not less often than annually) to determine that the policies being followed by the Company are in the best interests of its holders of Common Shares.  Each determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.

~~SECTION 9.2  LIMITATIONS ON JOINT VENTURES.  The Company may invest in Joint Ventures with the Sponsor, Advisor, one or more Directors or any Affiliate, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction,~~

~~approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.~~

SECTION ~~9.3~~9.2 LIMITATIONS ON INVESTMENTS IN EQUITY SECURITIES.  The Company may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable; provided, that investments in equity securities in “publicly traded entities” that are otherwise approved by a majority of Directors (including a majority of Independent Directors) shall be deemed fair, competitive and commercially reasonable if the Company acquires the equity securities through a trade that is effected in a recognized securities market.  For these purposes, a “publicly traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.  This provision is not intended to limit (i) real estate acquisitions effected through the purchase of all of the equity securities of an existing entity, (ii) the investment in wholly owned subsidiaries of the Company or (iii) investments in mortgage-backed securities.

SECTION ~~9.4~~9.3  OTHER INVESTMENT LIMITATIONS.  In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:

(i)                                     Not more than 10% of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(ii)                                  The Company shall not invest in commodities or commodity future contracts.  This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in Assets.

(iii)                               The Company shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency.  In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, the appraisal of the underlying property must be obtained from an Independent Appraiser.  The appraisal shall be maintained in the Company’s records for at least five years and shall be available for inspection and duplication by any holder of Common Shares.  In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(iv)                              The Company shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria.  For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.

(v)                                 The Company shall not invest in indebtedness secured by a mortgage on Real Property which is subordinate to the mortgage or equity interest of the Advisor, any Director, the Sponsor or any Affiliate of the Company.

(vi)                              The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any redemption plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt as determined by the Board or a duly authorized officer of the Company; (C) equity Securities on a deferred payment basis or under similar arrangements; or (D) options or warrants to purchase Shares of the Company to the Advisor, Directors, Sponsor or any Affiliate thereof except on the same terms as the options or warrants are sold to the general public.  Options or warrants may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of the option or warrant on the date of grant.  Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Common Shares on the date of grant.

(vii)                           A majority of the Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset.  If a majority of the Independent Directors determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, the fair market value shall be determined by a qualified Independent Appraiser selected by the Independent Directors.

(viii)                        The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly.  The maximum amount of the Leverage shall not exceed 300% of the Net Assets as of the date of any borrowing.  Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over the 300% level is approved by a majority of the Independent Directors.  Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Company following the borrowing, along with justification for the excess.

(ix)                              The Company shall not invest in real estate contracts of sale unless the contracts of sale are in recordable form and appropriately recorded in the chain of title.

ARTICLE X

CONFLICTS OF INTEREST

~~SECTION 10.1  SALES AND LEASES TO COMPANY.  The Company may purchase or lease Assets from the Sponsor, the Advisor, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that the transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the Asset to the Sponsor, Advisor, Director or Affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for the excess exists and the excess is reasonable.  In no event shall the purchase price to the Company of any Property purchased from the Sponsor, the Advisor, a Director or any Affiliate exceed its current appraised value.~~

~~SECTION 10.2  SALES AND LEASES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES.  An Advisor, Sponsor, Director or Affiliate thereof may purchase or lease Assets from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.~~

~~SECTION 10.3  OTHER TRANSACTIONS.~~

~~(i)~~                                     SECTION 10.1  RELATED PARTY TRANSACTIONS.  Any transaction between the

Company and a Sponsor, the Advisor, a Director or an Affiliate thereof~~, the approval of which is not the subject of another provision of this Charter,~~ may be effected only if a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and ~~on terms and conditions not less favorable to the Company than those available from unaffiliated third parties~~the Stockholders.  ~~(ii)                                         The Company shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof except as provided under Section 9.4(iii)-(v) hereof or loans to wholly owned subsidiaries of the Company.  The Company may not borrow money from the Sponsor, Advisor, Directors and any Affiliates thereof unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties under the same circumstances.  These restrictions on loans apply to advances of cash that are commonly viewed as loans, as determined by the Board.  By way of example only, the prohibition on loans shall not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor shall the prohibition limit the Company’s ability to advance reimbursable expenses incurred by Directors or officers of the Advisor or its Affiliates, or the Advisor itself.~~

ARTICLE XI

STOCKHOLDERS

SECTION 11.1  MEETINGS OF STOCKHOLDERS.  There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted.  The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Company’s annual report to Stockholders but not less than thirty (30) days after delivery of such report; the Directors, including the Independent Directors, shall take reasonable efforts to ensure that this requirement is met.  A majority of the Common Shares present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors~~.  A quorum shall be the presence in person or by proxy of Stockholders entitled to cast fifty percent (50%) of all of the votes entitled to be cast at the meeting~~.  Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and shall be called by an officer of the Company upon written request of Stockholders holding in the aggregate not less than ten percent (10%) of the outstanding Common Shares entitled to be voted on any issue proposed to be considered at any such special meeting.  Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice.  If the meeting is called by written request of Stockholders as described in this Section 11.1, notice of the special meeting shall be sent to all Stockholders within ten (10) days of the receipt of the written request, and the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the holders of Common Shares.  If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors.  Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.

SECTION 11.2  VOTING RIGHTS OF HOLDERS OF COMMON STOCK.  Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the holders of Common Shares shall be entitled to vote only on the following matters: (i) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1 and ~~6.6~~6.5 hereof; (ii) an amendment of the Charter, without the necessity for concurrence by the Board; (iii) the Company being a party to a merger, consolidation, share exchange or a transfer of all or substantially all of its assets, notwithstanding that the MGCL may not require the approval of the holders of Common Shares; (iv) dissolution of the Company, without the necessity for concurrence by the Board; and (v) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and declaring that the matter be submitted to the holders of Common Shares for approval or ratification.  Except with respect to the foregoing matters, no action taken by the holders of Common Shares at any meeting shall in any way bind the Board.  Further, except as provided by Section 13.1 hereof, none of the actions in (ii), (iii) or (iv) above may be taken without the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote on the matter.

SECTION 11.3  VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES.  Following the sale of any Common Shares in the Initial Public Offering, with respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the holders of Common Shares regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them, provided the preceding restriction shall only apply to Directors with an interest in the matter submitted to the holders of Common Shares for a vote.  In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such interested Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

SECTION 11.4  RIGHT OF INSPECTION.  Any holder of Common Shares and any designated representative thereof shall be permitted access to the records of the Company to which it is entitled under the MGCL at all reasonable times, and may inspect and copy any of them for a reasonable charge.  Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

SECTION 11.5  ACCESS TO STOCKHOLDER LIST.  An alphabetical list of the names~~,~~ and addresses ~~and telephone numbers~~ of the holders of Common Shares, along with the number of Common Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by a holder of Common shares or such holder’s agent at the home office of the Company in accordance with Maryland law.  ~~The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein.  A copy of such list shall be mailed to any holder of Common Shares so requesting within ten (10) days of receipt by the Company of the request, and the copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type).  The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request.  A holder of Common Shares may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, the exercise of Stockholder rights under federal proxy laws or for any other proper and legitimate purpose.~~  Each Stockholder who receives a copy of the Stockholder List shall keep such list confidential and shall sign a confidentiality agreement to the effect that such Stockholder will keep the Stockholder List confidential and share such list only with its employees, representatives or agents who agree in writing to maintain the confidentiality of the Stockholder List.

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any holder of Common Shares requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any holder of Common Shares by reason of such refusal or neglect.  It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to~~

~~secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same to solicit the acquisition of Shares or for another commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company.  The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company.  The remedies provided hereunder to holders of Common Shares requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

~~SECTION 11.6  REPORTS.  The Directors, including the Independent Directors, shall take reasonable steps to ensure that the Company shall cause to be prepared and mailed or delivered to each holder of Common Shares as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its holders of Common Shares and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, Directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.  Alternatively, such information may be provided in a proxy statement delivered with the annual report.  The annual report may be delivered by any reasonable means, including through an electronic medium, to the extent consistent with any then-applicable rules of the Securities and Exchange Commission.~~

SECTION ~~11.7~~11.6  PROXY TO LIQUIDATE.  After six (6) years following the Termination of the Initial Public Offering, if the Company is not then Listed, in the process of Listing or making an orderly liquidation and sale of the Company’s assets, and unless such date is extended by the majority vote of the Directors, including a majority of the Independent Directors, (i) the Board shall adopt a resolution that declares a proposed liquidation (within 30 months of Stockholder approval thereof) is advisable on substantially the terms and conditions set forth in the resolution and directs that the proposed liquidation be submitted for consideration at a meeting of the Stockholders and (ii) the Company shall formally proxy the Stockholders holding Shares entitled to vote thereon to determine whether the Company should be liquidated (the “Proxy to Liquidate”) as soon as reasonably practicable following the receipt of independent appraisals of the Company’s assets, which the Company shall obtain as part of this proxy process, and the filing with and review of such Proxy to Liquidate by the Securities and Exchange Commission if the Company’s securities are then registered with the Commission under the Exchange Act.  Notwithstanding the required Board resolution, the Proxy to Liquidate need not state the Board’s ongoing support of the liquidation proposal if the Board does not support the proposal as of the date of the Proxy to Liquidate.  To ensure that Stockholders are adequately informed when casting their votes, the Proxy to Liquidate furnished to each Stockholder holding Shares entitled to vote thereon shall include financial information setting forth per Share pro forma tax and financial projections that assume that all of the Company’s assets will be sold immediately at prices consistent with their appraised values, or such other information as the Company deems appropriate and informative, provided in all such cases that the furnishing of such information to Stockholders shall not contravene applicable law or applicable rules and regulations of the Securities and Exchange Commission regarding the solicitation of proxies, if such rules are applicable.  The Proxy to Liquidate shall set a meeting of the Stockholders holding Shares entitled to vote thereon no earlier than forty-five (45) days after notice thereof, and the actual voting results shall be tabulated by the Company’s independent accountants or an independent agent, who will receive the votes directly from the Stockholders holding Shares entitled to vote thereon.  The Company shall disclose the complete voting results for the Proxy to Liquidate in the Company’s next annual or quarterly report sent to the Stockholders for the period following the date on which voting was completed.  Under no circumstances, however, shall the Board direct the Operating Partnership to make distributions “in kind” of any assets to the Stockholders under any dissolution conducted pursuant to this Section.

After two years following the Stockholder vote called for above, if the liquidation proposal shall fail to be approved by the Stockholders, then upon receipt by the Secretary of the Company of written requests from Stockholders holding ten percent (10%) or more of the outstanding Common Shares the Board and the Company shall repeat the process described in the preceding paragraph.  The Company shall not be required to send Proxies to Liquidate to Stockholders more frequently than once during every two (2) year period.

SECTION ~~11.8~~11.7  TENDER OFFERS.  If any Stockholder makes a tender offer, including, without limitation, a “mini-tender” offer, such Stockholder must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than 5% of the outstanding Securities of the Company, provided, however, that such documents are not required to be filed with the Securities and Exchange Commission.  In addition, any such Stockholder must provide notice to the Company at least ten (10) business days prior to initiating any such tender offer.  If any Stockholder initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Stockholder’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Share of Common Stock purchased in the Company’s latest Offering at full purchase price (not discounted for commission reductions nor for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the Shares as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer.  The Company may purchase such Tendered Shares upon delivery of the purchase price to the Stockholder initiating such Non-Compliant Tender Offer, and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased Shares to the Company.  In addition, any Stockholder who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section ~~11.8~~11.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Company.  The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Tendered Shares pursuant to this Section ~~11.8~~11.7.  In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer.  This Section ~~11.8~~11.7 shall be of no force or effect with respect to any Shares that are then Listed.

SECTION ~~11.9~~11.8  RIGHTS OF OBJECTING STOCKHOLDERS.  Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions or all transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

SECTION ~~11.10~~11.9  UNSOLICITED TAKEOVER STATUTE.  Until such time as the

Common Shares are Listed, the Company may not elect to be governed by the provisions of Title 3, Subtitle 8 of the MGCL.

ARTICLE XII

LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES;
TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY

SECTION 12.1  LIMITATION OF STOCKHOLDER LIABILITY.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of his being a Stockholder.  The Common Shares shall be non-assessable by the Company upon receipt by the Company of the consideration for which the Board authorized their issuance.

SECTION 12.2  LIMITATION OF DIRECTOR AND OFFICER LIABILITY.  ~~Except as otherwise limited in this Section 12.2~~To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no ~~Director~~director or officer of the Company shall be liable to the Company or ~~to any Stockholder to the extent that Maryland law, in effect from time to time, and the NASAA REIT Guidelines permit the limitation of the liability of directors and officers of a corporation.  Notwithstanding the foregoing, no Director or officer of the Company shall be held harmless for any loss or liability suffered by the Company and may be liable to the Company and to any Stockholder~~its stockholders for money damages ~~unless: (i) the Director or officer of the Company has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company; (ii) the Director or officer of the Company was acting on behalf of or performing services for the Company; (iii) such liability or loss was not the result of negligence or misconduct, except that in the event the Director is or was an Independent Director, the liability or loss was not the result of gross negligence or willful misconduct by the Independent Director; and (iv) the agreement to hold harmless is recoverable only out of net assets and not from the Stockholders.~~. Neither the amendment nor repeal of this Section 12.2 nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 12.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

SECTION 12.3  INDEMNIFICATION.

The                 ~~(i)                                     Except as prohibited by paragraphs (ii), or (iii) of this Section 12.3 or by Section 12.4, the~~ Company shall indemnify ~~and, without requiring a preliminary determination of the ultimate entitlement to indemnification,~~, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former directors and officers, whether serving or having or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a director or officer. The Company shall pay or reimburse all reasonable expenses ~~in advance of final disposition of a proceeding to (a) any individual who is~~incurred by a present or former ~~Director, officer or employee of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (b) any individual who, while a Director~~director or officer ~~of~~, whether serving or having served, the Company ~~and~~or at ~~the~~its request ~~of the Company, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or~~any other entity ~~and who is made or~~, in connection with any threatened ~~to be made a party to the proceeding by reason of his or her service in that capacity or (c) the Advisor, any of its Affiliates or employees of any of the foregoing acting as an agent of~~

~~the Company~~, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Company may~~, with the approval of the Board or any duly authorized committee thereof, provide such indemnification and advance for expenses to~~ indemnify any other persons, including a person who served a predecessor of the Company ~~in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company.  The Board may take such action as is necessary to carry out this Section 12.3(i)~~as an officer or director, permitted but not required to be indemnified by Maryland law as applicable from time to time, if and to extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Company or repeal of any of its provisions shall limit or eliminate ~~the right of indemnification or advancement of expenses~~any of the benefits provided ~~hereunder with~~to directors and officers under this Section 12.3 in respect ~~to acts or omissions occurring~~of any act or omission that occurred prior to such amendment or repeal.

~~(ii)                                     Notwithstanding the foregoing, the Company shall not provide for indemnification of a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them, nor shall any of them be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:~~

~~(a)                                 The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.~~

~~(b)                                 The Indemnitee was acting on behalf of or performing services for the Company.~~

~~(c)                                  Such liability or loss was not the result of (1) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (2) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(d)                                 Such indemnification or agreement to hold harmless is recoverable only out of net assets and not from the Stockholders.~~

~~(iii)                            Notwithstanding the foregoing, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by a Director, the Advisor or its Affiliates or any Person acting as a broker-dealer unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

~~SECTION 12.4  PAYMENT OF EXPENSES.  The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied:  (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.  Any indemnification payment or reimbursement of expenses will be~~

~~furnished in accordance with the procedures in Section 2-418(e)(2) through (4) of the MGCL or any successor statute.~~

SECTION ~~12.5~~12.4  EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS.  Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument.  The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

ARTICLE XIII

AMENDMENT; ROLLUP TRANSACTIONS; EXTRAORDINARY ACTIONS

SECTION 13.1  AMENDMENT.  The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares of outstanding stock.  All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation.  Notwithstanding anything to the contrary contained herein, a majority of the entire Board (including a majority of the Independent Directors) without the vote or consent of the Stockholders may at any time amend the Charter (a) to increase or decrease the number of aggregate Shares of the Company or the number of Shares of any class or series that the Company has the right to issue, (b) to change the name of the Company, or (c) to change the designation of classes or series of unissued Shares; provided, however, that an amendment of the Charter that adversely affects the rights, preferences and privileges of holders of Common Shares shall require the concurrence of the holders of a majority of the outstanding Common Shares.

~~SECTION 13.2  ROLL-UP TRANSACTIONS.  In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Appraiser.  The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction.  The appraisal shall assume an orderly liquidation of the assets over a 12-month period.  The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders.  A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction.  In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:~~

~~(i)                                     accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(ii)                                  one of the following:~~

~~(a) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(b) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets of the Company.~~

~~The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(i)                                     that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1, 11.2, 11.3, 11.6 and 12.1 hereof;~~

~~(ii)                                  that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;~~

~~(iii)                               in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or~~

~~(iv)                              in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the holders of Common Shares.~~

SECTION ~~13.3~~13.2  EXTRAORDINARY ACTIONS.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE XIV

MISCELLANEOUS

SECTION 14.1  GOVERNING LAW.  These Third Articles of Amendment and Restatement are executed by the individual named below and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the MGCL without regard to conflicts of laws provisions thereof~~; provided that the foregoing choice of law shall not restrict the application of any state’s securities laws to the sale of securities to its residents or within such state.  The provisions of this Section 14.1 shall cease to have any effect on the earlier of the date upon which (i) the Company shall have a class of security that is a “covered security,” as defined in the Securities Act or (ii) the Company is no longer subject to the NASAA REIT Guidelines.~~.

SECTION 14.2  RELIANCE BY THIRD PARTIES.  Any certificate shall be final and conclusive as to any persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which this Charter may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Board or Stockholders; (iv) a copy of the Charter or of the Bylaws as a true and complete copy as then in force; (v) an amendment to this Charter; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts that relate to the affairs of the Company.  No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Board or by any duly authorized officer, employee or agent of the Company.

SECTION 14.3  PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

(i)                                     The provisions of this Charter are severable, and if the Board shall determine that any one or more of such provisions ~~impermissibly conflict with the NASAA REIT Guidelines or~~ are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this Charter, even without any amendment of this Charter; provided, however, that such determination by the Board shall not affect or impair any of the remaining provisions of this Charter or render invalid or improper any action taken or omitted prior to such determination.  No Director shall be liable for making or failing to make such a determination.

(ii)                                  If any provision of this Charter shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Charter in any jurisdiction.

SECTION 14.4  CONSTRUCTION.  In this Charter, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders.  The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Charter.  In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the MGCL.

SECTION 14.5  RECORDATION.  These Third Articles of Amendment and Restatement and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Board deems appropriate, but failure to file for record these Articles or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles or any amendment hereto.  Any Articles of Amendment and Restatement shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.

THIRD:  The ~~Second~~Third Articles of Amendment and Restatement of the Charter as hereinabove set forth were duly advised the Board of Directors of the Company and approved by the sole stockholder of the Company as required by the MGCL.

FOURTH:  The current address of the principal office of the Company is as set forth in Article III of the foregoing ~~Second~~Third Articles of Amendment and Restatement of the Charter.

FIFTH:  The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing ~~Second~~Third Articles of Amendment and Restatement of the Charter.

SIXTH:  As of the date of the filing of the foregoing ~~Second~~Third Articles of Amendment and Restatement of the Charter, the number of directors of the Company and the names of those currently in office are as set forth in Section 6.1 of the foregoing ~~Second~~Third Articles of Amendment and Restatement of the Charter.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Behringer Harvard Opportunity REIT II, Inc. has caused these ~~Second~~Third Articles of Amendment and Restatement to be signed in its name and on its behalf by its President, and attested by its Secretary, on this ~~29th day~~__ of ~~November~~_____, ~~2007~~2012.

By:	~~/s/ Robert S. Aisner~~
~~Robert S. Aisner~~
~~President~~

~~ATTEST~~

~~By:~~	~~/s/ Gerald J. Reihsen, III~~
~~Gerald~~Michael J. ~~Reihsen, III~~O’Hanlon
Chief Executive Officer and President

ATTEST

By:
Terri Warren Reynolds
Secretary

THE UNDERSIGNED, Chief Executive Officer and President of Behringer Harvard Opportunity REIT II, Inc., who executed on behalf of said Company the foregoing ~~Second~~Third Articles of Amendment and Restatement, of which this certificate is made a part, hereby acknowledges the foregoing ~~Second~~Third Articles of Amendment and Restatement to be the corporate act of said Company and, as to all matters or facts required to be verified under oath, further acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

By:	~~/s/ Robert S. Aisner~~
~~Robert S. Aisner~~Michael J. O’Hanlon
Chief Executive Officer and President

PO BOX 55046
BOSTON, MA 02205-5908

Your Proxy Vote is Important!
We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week, through 11:59 p.m. (Eastern) the day prior to the Annual Meeting.

Vote by Internet
Please go to the electronic voting site at www.eproxy.com/bh1 and follow the on-line instructions.

Vote by Phone
Please call us toll free at 1-866-977-7699 and follow the recorded instructions.

Vote by Mail
Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.  If you authorize your proxy by Internet or telephone, you do not need to mail back your proxy card.

Please ensure the address to the right shows through the window of the enclosed postage-paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON, MA 02205-5908

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

NOVEMBER 7, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned stockholder hereby appoints Michael J. O’Hanlon, Andrew J. Bruce and Terri Warren Reynolds, or any of them individually, and each of them, with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all shares of the Behringer Harvard Opportunity REIT II, Inc. common stock that the undersigned is entitled to vote as of the record date and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at Behringer Harvard Corporate Headquarters, 15601 Dallas Parkway, Suite 600, Addison, Texas, on November 7, 2012 at 12:00 p.m. central time, or at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting.

The undersigned hereby acknowledges receipt of their Notice of Annual Meeting of Stockholders and the accompanying proxy statement, and revokes any proxy heretofore given with respect to such meeting.  When shares are held in joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by an authorized officer.  If a partnership, please sign in partnership name by authorized person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY

OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS:

The Proxy Statement and 2011 Annual Report to Stockholders are available at) http:/www.behringerharvard.com/proxy.

ELECTRONIC DELIVERY OF PROXY MATERIALS

Sign up to receive the 2012 Annual Report to Stockholders and proxy material electronically rather than by mail.   To sign up for this optional service, visit www.eproxy.com/bh1.  When the materials are available, we will send you an e-mail with instructions that will enable you to receive these materials electronically.

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder.  If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast “FOR ALL” nominees in Proposal 1 and “FOR” Proposals 2 and 3.  The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE “FOR ALL” NOMINEES AND “FOR” ALL OTHER PROPOSALS.

Please mark box as shown in this example. ☒

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. Election of Directors	☐	☐	☐

(1)   Robert M. Behringer

(2)   Robert S. Aisner

(3)   Andreas K. Bremer

(4)   Diane S. Detering-Paddison

(5)   Cynthia Pharr Lee

(6)   Jeffrey P. Mayer

*To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) in the box below:

	FOR	AGAINST	ABSTAIN
2. To approve the amendment and restatement of our charter.	☐	☐	☐

3. To permit the board of directors to adjourn the meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.	☐	☐	☐

4. To vote and otherwise represent the undersigned on any matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

Signature	Signature	Date

NOTE: Please sign as name appears hereon.  Joint owner signature required only if notice has been given to the Secretary of the Company that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by authorized officer.  If a partnership, please sign in partnership name by authorized person.

Check here if you plan to attend the annual meeting in person.    ☐